AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2021

1933 Act File No. 033-13019
1940 Act File No. 811-05083

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ___ [ ]
Post-Effective Amendment No. 89 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 90 [X]

VANECK VIP TRUST
(Exact Name of Registrant as Specified in Charter)

666 Third Avenue
New York, NY 10017
(Address of Principal Executive Office) (Zip Code)

(212) 293-2000
Registrant's Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
(Name and Address of Agent for Service)

Copy to:
Alison M. Fuller, Esq. Stradley Ronon Stevens & Young LLP 2000 K Street, N.W. Suite 700 Washington, D.C. 20006-1871

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	On May 1, 2021 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Emerging Markets Bond Fund
Initial Class Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
    800.826.2333            vaneck.com

VANECK VIP EMERGING MARKETS BOND FUND (INITIAL CLASS)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Bond Fund seeks high total return—income plus capital appreciation— by investing globally, primarily in a variety of debt securities.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class
Management Fees	1.00%
Other Expenses	0.91%
Total Annual Fund Operating Expenses	1.91%
Fee Waivers and/or Expense Reimbursements[1]	-0.81%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.10%

1    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% for Initial Class shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$112	$521	$956	$2,167

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 248% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in emerging market debt securities. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi- government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer). The Fund may also invest in non-emerging market debt securities. The Fund may also invest in debt securities rated below investment grade (“junk bonds”). The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer. The Fund may engage in active and frequent trading of portfolio securities.
The Fund invests in debt issued in emerging market and developed market currencies by governments and government- owned, controlled, or related entities (and their agencies and subdivisions), and by corporations. The Fund may invest in corporate bonds,

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debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations, which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.
The Fund may also invest in emerging market or developed market currencies. The Fund may use derivative instruments denominated in any currency to enhance return, hedge (or protect) the value of its assets against adverse movements in commodity prices, currency exchange rates, interest rates and movements in the securities markets, manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also use derivative instruments to implement “cross-hedging” strategies, which involve the use of one currency to hedge against the decline in the value of another currency, or to hedge the value of a currency that is embedded in the value of another currency (for example, the value of the Euro that may be embedded in the Polish zloty). The Fund expects to use forward currency contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps. The Fund may also invest in credit-linked notes. Credit-linked notes are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. The notional value of a cash-settled forward currency contract or other derivative instrument on an emerging market currency (or a currency that is embedded in an emerging market currency) or security (including any security that is a reference security for a credit default swap) will be treated as an emerging market debt security for purposes of complying with the Fund’s policy of investing at least 80% of its net assets in emerging market debt securities.
The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. The Fund’s investment strategy normalizes countries’ economic fundamentals and compares them to the valuations of the relevant asset prices, particularly the relevant currency’s valuation, the relevant currency’s interest rate, and the relevant hard-currency security’s credit spread. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.
The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, American Depositary Receipts, and similar types of investments, representing emerging market securities. The Fund may purchase securities of any maturity or duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies (each an “Underlying Fund”), including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund also may invest in restricted securities, including Rule 144A securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Credit. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Credit-Linked Notes. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies. Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates.

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Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Debt securities with longer durations have higher risk and volatility.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Hedging. Losses or gains generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains or losses on the hedged investment. However, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the energy and sovereign bond sectors.
Sovereign Bonds. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the 50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, shown in the table, is a blended, unmanaged index created by the Adviser. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Furthermore, the Fund implemented changes to its principal investment strategies on May 1, 2013. If the Fund had invested its assets in accordance with its current principal investment strategies since inception, the performance of the Fund would have been different than that shown below.
Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

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INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+21.61%	2Q 2020
Worst Quarter:	-21.35%	1Q 2020

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years
Initial Class Shares (9/1/89)	8.92%	6.58%	2.39%
50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (reflects no deduction for expenses or taxes)	4.04%	6.98%	3.90%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (reflects no deduction for expenses or taxes)	2.69%	6.72%	1.49%
J.P. Morgan Emerging Market Bond Index Global Diversified Index (reflects no deduction for expenses or taxes)	5.26%	7.08%	6.22%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Eric Fine has been Portfolio Manager of the Fund since 2012. David Austerweil has been Deputy Portfolio Manager of the Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Bond Fund seeks high total return—income plus capital appreciation— by investing globally, primarily in a variety of debt securities.
The Fund’s investment objective is fundamental and may only be changed with shareholder approval.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Below Investment Grade Securities Risk. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Credit-Linked Notes Risk. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies Risk. The strategy that is generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish zloty).
Currency management strategies, including the use of forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. A fund, like the Fund, that may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Debt securities with longer durations have higher risk and volatility. Changes in government policies, such as raising the federal funds rate and/or further tapering “quantitative easing” measures, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.
Certain financial instruments in which the Fund may invest may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and certain other Reference Rates, and the nature of any replacement rate, the potential effect of a transition away from LIBOR and certain other Reference Rates could, among other negative consequently adversely impact the pricing, liquidity, value of, return on and trading for a broad array of

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financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or cause the Fund to incur additional costs in relation to any of the above factors.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders, because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Emerging Market Securities Risk. Securities (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).
Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.

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Foreign Currency Risk. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.
The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.
The Adviser, may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency exposure or fluctuations by entering into forward, futures, options, swap or other contracts to purchase or sell the currency of denomination of any investment held by the Fund or which poses a risk to the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time.
In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.
The Fund may use derivatives to acquire positions in currencies whose value the Adviser expects to correlate with the value of currencies the Fund owns, currencies the Adviser wants the Fund to own, or currencies the Fund is exposed to indirectly or directly through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund may also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its security investments.
Foreign Securities Risk. Securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Hedging Risk. Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings or the risk associated with the Fund temporarily not being fully invested because of significant cash in-flows.
Losses generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains on the hedged investment. However, although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged. The Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s hedges to lose value. There can be no assurance that the Fund’s hedging transactions will be effective.
Investing in Latin American Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Latin American issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American

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countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region. The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to the value of 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer, and not to hold more than 10% of the outstanding voting securities of a single issuer.

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A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Sovereign Bonds Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in bonds issued by governmental authorities. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s net asset value, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

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INVESTING IN CHINESE BONDS
The Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“PRC”) by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, as it relates to, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days’ notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value;

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violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% on the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% for Initial Class shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Emerging Markets Bond Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP EMERGING MARKETS BOND FUND
Eric Fine, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Eric Fine. Mr. Fine is Portfolio Manager of the Fund. He has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Fine conducted business in emerging markets for over 20 years, including 14 years at Morgan Stanley where he ran the Global Emerging Markets Research Group and founded and managed the Emerging Markets Proprietary Trading Group. Mr. Fine also started and led Morgan Stanley’s Europe/Middle East/Africa Strategy and Economics Research Group and helped start the firm’s emerging markets business in London.
David Austerweil. Mr. Austerweil is Deputy Portfolio Manager of the Fund. He has been with the Adviser since 2012 and has over 10 years’ experience in the financial markets. Prior to joining the Adviser, Mr. Austerweil served as vice president at ING Financial Services working on the emerging market credit trading and structuring desk.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

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THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036
COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

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2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

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There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.
If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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IV. FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s Initial Class shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

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VANECK VIP EMERGING MARKETS BOND FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.71	$7.76	$8.90	$8.12	$7.63
Income from investment operations:
Net investment income	0.59 (b)	0.61 (b)	0.47 (b)	0.60 (b)	0.36
Net realized and unrealized gain (loss) on
investments	0.15	0.37	(0.97)	0.37	0.13
Total from investment operations	0.74	0.98	(0.50)	0.97	0.49
Less distributions from:
Net investment income	(0.62)	(0.03)	(0.64)	(0.19)	—
Net asset value, end of year	$8.83	$8.71	$7.76	$8.90	$8.12
Total return (a)	8.92%	12.61%	(6.14)%	12.24%	6.42%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$21,165	$21,246	$21,606	$27,046	$26,977
Ratio of gross expenses to average net assets	1.91%	1.92%	1.67%	1.57%	1.34%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets
excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net
assets	7.12%	7.33%	5.80%	7.04%	4.06%
Portfolio turnover rate	248%	276%	286%	586%	595%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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[THIS PAGE INTENTIONALLY LEFT BLANK]

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPEMBPRO

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Emerging Markets Fund
Initial Class Shares/Class S Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
    800.826.2333        vaneck.com

VANECK VIP EMERGING MARKETS FUND (INITIAL CLASS, CLASS S)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class S
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.23%	2.44%
Total Annual Fund Operating Expenses	1.23%	3.69%
Fee Waivers and/or Expense Reimbursements[1]	0.00%	-2.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.23%	1.55%

1    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.30% for Initial Class shares and 1.55% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$125	$390	$676	$1,489
Class S	Sold or Held	$158	$931	$1,725	$3,803
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. Van Eck Associates Corporation (the “Adviser”) has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant.

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Utilizing qualitative and quantitative measures, the Fund’s portfolio manager seeks to invest in reasonably-priced companies that have strong structural growth potential. The portfolio manager seeks attractive investment opportunities in all areas of emerging markets, and utilizes a flexible investment approach across all market capitalizations.
The Fund’s holdings may include issues denominated in currencies of emerging market countries, investment companies (like country funds) that invest in emerging market countries, American Depositary Receipts, and similar types of investments, representing emerging market securities.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange- traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund may also invest in restricted securities, including Rule 144A securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Chinese Issuers. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; (ii) currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investing in the Communication Services Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Investing in the Consumer Discretionary Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Investing in the Financial Services Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject

2

to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Investing in the Information Technology Sector. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Investments through Stock Connect. The Fund’s investments in Chinese A-shares through Stock Connect will be subject to investment quotas and trading restrictions which may pose risks to the Fund. In addition, uncertainty in the People’s Republic of China (“PRC”) tax rules may result in unexpected tax liabilities for the Fund.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the financial services, information technology, communication and consumer discretionary sectors.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Since SPACs have no operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Additionally, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale, among other risks.

3

PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. For instance, the MSCI Emerging Markets Investable Markets Index is an all market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The annual returns in the bar chart are for the Fund's Initial Class shares. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+25.58%	2Q 2020
Worst Quarter:	-25.89%	1Q 2020

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years	Life of Class
Initial Class Shares (12/21/95)	17.25%	12.11%	5.06%	—
Class S Shares (5/12/16)	16.90%	—	—	12.66%
MSCI Emerging Markets Investable Markets Index (reflects no deduction for expenses or taxes except withholding taxes)	18.39%	12.22%	3.47%	—

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
David Semple has been Portfolio Manager of the Fund since 1998. Angus Shillington has been Deputy Portfolio Manager of the Fund since 2014. Mr. Shillington has worked at the Adviser as a Senior Analyst since 2009.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life

4

insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

5

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
The Fund’s investment objective is fundamental and may only be changed with shareholder approval.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Communication Services Sector Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in companies in the communication services sector. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Consumer Discretionary Sector Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in companies in the consumer discretionary sector. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Direct Investments Risk. Direct investments are investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Financial Services Sector Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in companies in the financial services sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Foreign Currency Transactions Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or

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performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.
Foreign Securities Risk. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Information Technology Sector Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in companies in the information technology sector. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Investing in Chinese Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Chinese issuers, including Hong Kong and Taiwan. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers; (ii) currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional or territorial conflicts or natural or other disasters, such as the recent coronavirus outbreak and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.

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Investing in Indian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Indian issuers. Investing in securities of Indian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing and financial reporting than are issuers in more developed markets, and therefore, all material information may not be available or reliable. In addition, religious and border disputes persist in India. India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy. The Indian securities markets are smaller than securities markets in more developed economies and are subject to greater price volatility. Indian stock exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and strikes by brokers that have affected the market price and liquidity of the securities of Indian companies. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Investing Through Stock Connect Risk. The Fund may invest in Chinese A-shares listed and traded on the Shanghai or Shenzhen Stock Exchanges through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time.
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People’s Republic of China (“PRC”), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A- shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of

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Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Small- and Medium-Capitalization Companies Risk. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies Risk. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. If a the Fund purchases shares of a SPAC in an initial public offering it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its initial public offering (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Fund may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in

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connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
3. ADDITIONAL INVESTMENT STRATEGIES
DERIVATIVES
The Fund may use derivative instruments, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, to gain or hedge exposure. The value of a derivative instrument is derived, at least in part, from the value of one or more indicators, such as a currency, security, asset, index or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES
The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.30% for Initial Class shares and 1.55% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Emerging Markets Fund	1.00%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP EMERGING MARKETS FUND
David A. Semple, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
David A. Semple. Mr. Semple is Portfolio Manager of the Fund. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.
Angus Shillington. Mr. Shillington is Deputy Portfolio Manager of the Fund. He joined the Adviser as a Senior Analyst in 2009 and currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Managing Director at BNP Paribas from 2001 to 2006.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

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The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
PLAN OF DISTRIBUTION (12b-1) (Class S Shares only)
Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Of the amounts expended under the plan for the fiscal year ended December 31, 2020, approximately 100% was paid to intermediaries who sold shares or serviced accounts of the Fund shareholders. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036
COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

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2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary

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receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.
If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

17

VANECK VIP EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.14	$11.93	$15.63	$10.40	$10.50
Income from investment operations:
Net investment income (loss)	(0.03) (b)	0.29 (b)	0.07 (b)	0.04 (b)	0.08
Net realized and unrealized gain (loss) on
investments	2.53	3.29	(3.73)	5.24	(0.08)
Total from investment operations	2.50	3.58	(3.66)	5.28	(0.00)	(c)
Less distributions from:
Net investment income	(0.30)	(0.06)	(0.04)	(0.05)	(0.05)
Net realized capital gains	(0.45)	(0.31)	—	—	(0.05)
Total distributions	(0.75)	(0.37)	(0.04)	(0.05)	(0.10)
Net asset value, end of year	$16.89	$15.14	$11.93	$15.63	$10.40
Total return (a)	17.25%	30.60%	(23.49)%	51.03%	0.10%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$176,779	$166,479	$134,440	$187,872	$121,723
Ratio of gross expenses to average net assets	1.23%	1.26%	1.21%	1.19%	1.18%
Ratio of net expenses to average net assets	1.23%	1.26%	1.21%	1.19%	1.18%
Ratio of net expenses to average net assets
excluding interest expense	1.22%	1.26%	1.21%	1.19%	1.19	%(d)
Ratio of net investment income (loss) to average
net assets	(0.21)%	2.15%	0.48%	0.27%	0.70%
Portfolio turnover rate	29%	24%	34%	42%	62%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding
(c)Amount represents less than $0.005 per share
(d)Excludes reimbursement from prior year custodial charge of 0.02%

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VANECK VIP EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class S Shares
	Year Ended December 31,				May 2, 2016 (f) through December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.95	$11.80	$15.48	$10.36	$10.35
Income from investment operations:
Net investment income (loss)	(0.09) (b)	0.28 (b)	(0.04) (b)	(0.04) (b)	0.01
Net realized and unrealized gain (loss) on
investments	2.51	3.22	(3.64)	5.21	—	(e)
Total from investment operations	2.42	3.50	(3.68)	5.17	0.01
Less distributions from:
Net investment income	(0.29)	(0.04)	—	(0.05)	—
Net realized capital gains	(0.45)	(0.31)	—	—	—
Total distributions	(0.74)	(0.35)	—	(0.05)	—
Net asset value, end of period	$16.63	$14.95	$11.80	$15.48	$10.36
Total return (a)	16.90%	30.23%	(23.77)%	50.16%	0.10	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$790	$272	$150	$38	$10
Ratio of gross expenses to average net assets	3.69%	7.50%	19.19%	51.45%	30.43	%(d)
Ratio of net expenses to average net assets	1.55%	1.55%	1.59%	1.75%	1.75	%(d)
Ratio of net expenses to average net assets
excluding interest expense	1.55%	1.55%	1.59%	1.75%	1.75	%(d)
Ratio of net investment income (loss) to average
net assets	(0.60)%	2.05%	(0.27)%	(0.33)%	0.12	%(d)
Portfolio turnover rate	29%	24%	34%	42%	62	%(c)(g)

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding
(c)Not annualized
(d)Annualized
(e)Amount represents less than $0.005 per share
(f)Commencement of operations
(g)Portfolio turnover is calculated at the fund level and represents a one year period.

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPEMPRO

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Global Gold Fund
Class S Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
    800.826.2333    vaneck.com

VANECK VIP GLOBAL GOLD FUND (CLASS S)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Global Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.65%
Total Annual Fund Operating Expenses	1.65%
Fee Waivers and/or Expense Reimbursements[1]	-0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.45%

1     Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class S	Sold or Held	$148	$501	$878	$1,938

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies principally engaged in gold-related activities, instruments that derive their value from gold, gold coins and bullion. A company principally engaged in gold-related activities is one that derives at least 50% of its revenues from gold-related activities, including the exploration, mining or processing of or dealing in gold. The Fund concentrates its investments in the gold-mining industry and therefore invests 25% or more of its total assets in such industry. The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer.

1

The Fund invests in securities of companies with economic ties to countries throughout the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, which may include emerging market countries. The Fund may invest in non-U.S. dollar denominated securities, which are subject to fluctuations in currency exchange rates, and securities of companies of any capitalization range. The Fund primarily invests in companies that the portfolio manager believes represent value opportunities and/or that have growth potential within their market niche, through their ability to increase production capacity at reasonable cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-economic examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.
The Fund may invest up to 25% of its net assets, as of the date of the investment, in gold and silver coins, gold, silver, platinum and palladium bullion and exchange-traded funds (“ETFs”) that invest primarily in such coins and bullion and derivatives on the foregoing. The Fund’s investments in coins and bullion will not earn income, and the sole source of return to the Fund from these investments will be from gains or losses realized on the sale of such investments.
The Fund may gain exposure to gold bullion and other metals by investing up to 25% of the Fund’s total assets in a wholly owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary primarily invests in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. The Subsidiary (unlike the Fund) may invest without limitation in these investments. The Fund will “look-through” the Subsidiary to the Subsidiary’s underlying investments for determining compliance with the Fund’s investment policies. For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The portfolio of the Subsidiary is managed by the Adviser for the exclusive benefit of the Fund.
The Fund may use derivative instruments, such as structured notes, futures, options, warrants, currency forwards and swap agreements, to gain or hedge exposure. The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including ETFs. The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non- qualifying income, the Fund may fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Concentration in Gold-Mining Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold industry.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid

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secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies

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across 23 developed and 27 emerging market countries. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
CLASS S: Annual Total Returns (%) as of 12/31

Best Quarter:	+72.46%	2Q 2020
Worst Quarter:	-22.72%	4Q 2016

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	Life of Class
Class S Shares (4/26/13)	38.62%	21.77%	5.16%
NYSE Arca Gold Miners Index (reflects no deduction for expenses or taxes except withholding taxes)	23.69%	22.45%	3.72%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for expenses or taxes)	16.82%	12.86%	10.45%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Joseph M. Foster has been Portfolio Manager of the Fund since its inception in 2013. Imaru Casanova has been Deputy Portfolio Manager of the Fund since 2014 and a member of the investment team since 2011.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Global Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees the (“Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Commodities and Commodity-Linked Derivatives Risk. Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.
Tax Risk. The tax treatment of commodity linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity–linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Concentration in Gold-Mining Industry Risk. The Fund concentrates its investments in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry. Changes in the political or economic climate for a large gold producer, such as China or Australia, may have a direct

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impact on the price of gold worldwide. The value of securities of companies in the gold-mining industry are highly dependent on the price of gold at any given time.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders, because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Direct Investments Risk. Direct investments are investments made directly with an enterprise through a shareholder or similar agreement not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.

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Foreign Currency Transactions Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.
Foreign Securities Risk. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Investing in Australian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Australian issuers. Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as wildfires, hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.
Investing in Canadian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Canadian issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. However, political developments in the United States, including the ratification of the successor agreement to NAFTA, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of the securities held by the Funds. These agreements may further increase Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a

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manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory Risk. The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Historically, in many cases a fund intending to utilize a subsidiary for commodities investments would apply to the IRS to obtain a private letter ruling that income from the fund’s investment in a subsidiary would constitute qualifying income for purposes of Subchapter M. However, in March 2019, the IRS issued final regulations permitting regulated investment companies to treat income from investments such as the Fund’s Subsidiary as qualifying income for purposes of Subchapter M even if the Subsidiary does not make a distribution of that income such that funds no longer need to rely upon private letter rulings. Accordingly, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS take action that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Small- and Medium-Capitalization Companies Risk. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary, including ETFs that invest in gold bullion, are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.

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The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, the Subsidiary, its investment strategies or this prospectus.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund

10

shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. OTHER ADDITIONAL INFORMATION
PAST PERFORMANCE OF A SIMILARLY MANAGED FUND
VanEck International Investors Gold Fund (the “IIG Fund”), a series of VanEck Funds, is a mutual fund with the same investment objective as the Fund that is managed by the Adviser using investment policies and strategies substantially similar to, and not materially different from, those of the Fund. Unlike the Fund, the IIG Fund is a retail mutual fund. Although the Fund is managed in a manner substantially similar to that of the IIG Fund, the performance of the Fund can be expected to differ from the performance of the IIG Fund because of, among other things, differences in their cash flows, fees and expenses (including sales loads and similar charges), portfolio sizes and positions in specific securities.
The performance presented below reflects the impact of the total operating expenses of the IIG Fund, which are lower than the total operating expenses of the Fund. For the fiscal year ended December 31, 2020, the Class A shares of the IIG Fund had a total annual operating expense ratio (net of any fee waivers and expense reimbursements by the Adviser) of 1.34%. The performance figures for the IIG Fund assume the reinvestment of all distributions. Unlike the Fund, shares of the IIG Fund are subject to a sales load. The IIG Fund is managed by the same management team of the Adviser that manages the Fund.
The performance information presented does not represent the Fund’s performance and should not be considered a substitute for the Fund’s performance or a prediction of future performance of the Fund. The Fund’s performance may be higher or lower than the performance of the IIG Fund.
The following table shows the average annual total returns of the Class A shares of the IIG Fund for the stated periods ended December 31, 2020 compared with those of relevant broad-based market indices. For instance, the NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The MSCI AC World Daily TR Gross USD Index represents large- and mid- cap companies across 23 developed and 27 emerging market countries. The average annual total returns are net of applicable sales loads.
CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+73.76%	2Q 2020
Worst Quarter:	-33.43%	2Q 2013

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Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years
Class A Shares (2/10/56)
Before Taxes	33.26%	21.74%	-3.70%
After Taxes on Distributions[1]	27.63%	19.05%	-4.86%
After Taxes on Distributions and Sale of Fund Shares	19.80%	16.35%	-3.16%
NYSE Arca Gold Miners Index (reflects no deduction for fees,
expenses or taxes, except withholding taxes)	23.69%	22.45%	-4.17%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for
fees, expenses or taxes)	16.82%	12.86%	9.71%

1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

13

IV. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for the Fund. For these services, the Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the first $750 million of average daily net assets and 0.20% of average daily net assets in excess of $750 million. For purposes of calculating these fees, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub- adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Global Gold Fund	0.75%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP GLOBAL GOLD FUND
Joseph M. Foster, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Joseph M. Foster. Mr. Foster is Portfolio Manager of the Fund and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Foster was a Senior Geologist at Pinson Mining Company where he managed the on-site geology department and conceived and implemented a comprehensive exploration program. Prior to this role, Mr. Foster held other positions in exploration geology at Pinson Mining Company and Lacana Gold, Inc.

14

Imaru Casanova. Ms. Casanova is Deputy Portfolio Manager of the Fund and a senior precious metals analyst. She joined the Adviser in 2011 and currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Ms. Casanova was a senior equity research analyst at McNicoll Lewis & Vlak responsible for establishing their metals and mining research department.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Board and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
PLAN OF DISTRIBUTION (12B-1)
Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service fees of 0.25% of average daily net assets of the class. Of the amounts expended under the plan for the fiscal year ended December 31, 2020, approximately 100% was paid to intermediaries who sold shares or serviced accounts of the Fund shareholders. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

15

THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036
COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative

16

pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.

17

If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

18

V. FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s Class S shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total return does not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.

19

VANECK VIP GLOBAL GOLD FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.63	$6.22	$7.60	$7.11	$4.83
Income from investment operations:
Net investment loss	(0.05) (b)	(0.05) (b)	(0.03) (b)	(0.07) (b)	(0.04)
Net realized and unrealized gain (loss) on
investments	3.40	2.46	(1.13)	0.91	2.35
Total from investment operations	3.35	2.41	(1.16)	0.84	2.31
Less distributions from:
Net investment income	(0.30)	—	(0.22)	(0.35)	(0.03)
Net asset value, end of year	$11.68	$8.63	$6.22	$7.60	$7.11
Total return (a)	38.62%	38.75%	(15.70)%	11.63%	48.25%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$60,412	$34,335	$22,206	$21,360	$19,524
Ratio of gross expenses to average net assets	1.65%	1.92%	2.18%	2.03%	1.84%
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net expenses to average net assets
excluding interest expense	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.51)%	(0.63)%	(0.51)%	(0.96)%	(1.00)%
Portfolio turnover rate	39%	32%	45%	65%	57%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for Shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPGOLDSPRO

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Global Resources Fund
(formerly, VanEck VIP Global Hard Assets Fund)
Initial Class Shares/Class S Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
    800.826.2333        vaneck.com

VANECK VIP GLOBAL RESOURCES FUND (INITIAL CLASS, CLASS S)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Global Resources Fund1 seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class S
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.13%	1.38%

Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$115	$359	$622	$1,375
Class S	Sold or Held	$140	$437	$755	$1,657

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of global resource companies and instruments that derive their value from global resources. Global resources include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A global resource company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to global resources. The Fund concentrates its investments in the securities of global resource companies and instruments that derive their value from global resources.
The Fund may invest without limitation in any one global resources sector and is not required to invest any portion of its assets in any one global resources sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range. Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based
1 The name of the Fund changed to VanEck VIP Global Resources Fund effective May 1, 2021.

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on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.
The Fund may use derivative instruments, such as structured notes, warrants, currency forwards, futures contracts, options and swap agreements, to gain or hedge exposure to global resources, global resource companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

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Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Global Resources Sector Risk. The Fund concentrates its investments (i.e., invests 25% or more of its total assets) in the securities of global resource companies and instruments that derive their value from global resources. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the global resources sectors (such as the energy and metals sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by Van Eck Associates Corporation (the “Adviser”) in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Since SPACs have no operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Additionally, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale, among other risks.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P® North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies across 23 developed and 27 emerging market countries. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The annual returns in the bar chart are for the Fund's Initial Class shares. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

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INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+32.38%	2Q 2020
Worst Quarter:	-39.50%	1Q 2020

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years
Initial Class Shares (9/1/89)	19.11%	6.19%	-3.59%
Class S Shares (5/1/06)	18.83%	5.93%	-3.83%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	-19.01%	-0.08%	-2.83%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for expenses or taxes)	16.82%	12.86%	9.71%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Shawn Reynolds has been Portfolio Manager of the Fund since 2010. Charles T. Cameron has been Deputy Portfolio Manager of the Fund since 2016 and a member of the investment team since 1995. Mr. Cameron has also been an investment team member on various funds managed by the Adviser since 1995.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Global Resources Fund seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.
The Fund’s investment objective is fundamental and may only be changed with shareholder approval.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Commodities and Commodity-Linked Derivatives Risk. Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the Investment Company Act of 1940, as amended (the “1940 Act”). In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the

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underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Direct Investments Risk. Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Foreign Currency Transactions Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

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Foreign Securities Risk. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Global Resources Sector Risk. The Fund concentrates its investments (i.e., invests 25% or more of its total assets) in the securities of global resource companies and instruments that derive their value from global resources. Global resources include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities.
The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the global resources sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of global resources may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Investing in Canadian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Canadian issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. However, political developments in the United States, including the ratification of the successor agreement to NAFTA, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of the securities held by the Funds. These agreements may further increase Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a

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manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.

The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Small- and Medium-Capitalization Companies Risk. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies Risk. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. If a the Fund purchases shares of a SPAC in an initial public offering it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its initial public offering (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Fund may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

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3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES
The investments of the Fund may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may

10

adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

11

III. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% of the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Initial Class shares and 1.45% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Global Resources Fund	1.00%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP GLOBAL RESOURCES FUND
Shawn Reynolds, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Shawn Reynolds. Mr. Reynolds is Portfolio Manager of the Fund and is primarily responsible for company research and portfolio construction. He has been with the Adviser since 2005 and has over 30 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.
Charles T. Cameron. Mr. Cameron is Deputy Portfolio Manager of the Fund and is primarily responsible for macroeconomic strategy and trading oversight. He has been with the Adviser since 1995 and has over 35 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Chartered.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

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THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

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PLAN OF DISTRIBUTION (12b-1) (Class S Shares only)
Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Of the amounts expended under the plan for the fiscal year ended December 31, 2020, approximately 100% was paid to intermediaries who sold shares or serviced accounts of Fund shareholders. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036

COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

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2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

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There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.
If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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IV. FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.

17

VANECK VIP GLOBAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.04	$17.02	$23.74	$24.14	$16.88
Income from investment operations:
Net investment income (loss)	0.13 (b)	0.15 (b)	0.02 (b)	(0.05) (b)	(0.05)
Net realized and unrealized gain (loss) on
investments	3.47	1.87	(6.74)	(0.35)	7.39
Total from investment operations	3.60	2.02	(6.72)	(0.40)	7.34
Less distributions from:
Net investment income	(0.16)	—	—	—	(0.08)
Net asset value, end of year	$22.48	$19.04	$17.02	$23.74	$24.14
Total return (a)	19.11%	11.87%	(28.31)%	(1.66)%	43.71%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$149,350	$132,330	$132,081	$200,403	$224,612
Ratio of gross expenses to average net assets	1.13%	1.15%	1.10%	1.09%	1.06%
Ratio of net expenses to average net assets	1.13%	1.15%	1.10%	1.09%	1.06%
Ratio of net expenses to average net assets
excluding interest expense	1.13%	1.15%	1.10%	1.09%	1.06%
Ratio of net investment income (loss) to average
net assets	0.79%	0.84%	0.10%	(0.21)%	(0.24)%
Portfolio turnover rate	40%	32%	15%	15%	45%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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VANECK VIP GLOBAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.26	$16.37	$22.89	$23.33	$16.35
Income from investment operations:
Net investment income (loss)	0.09 (b)	0.10 (b)	(0.03) (b)	(0.10) (b)	(0.09)
Net realized and unrealized gain (loss) on
investments	3.32	1.79	(6.49)	(0.34)	7.15
Total from investment operations	3.41	1.89	(6.52)	(0.44)	7.06
Less distributions from:
Net investment income	(0.12)	—	—	—	(0.08)
Net asset value, end of year	$21.55	$18.26	$16.37	$22.89	$23.33
Total return (a)	18.83%	11.55%	(28.48)%	(1.89)%	43.41%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$144,232	$120,088	$104,402	$147,898	$172,185
Ratio of gross expenses to average net assets	1.38%	1.40%	1.35%	1.34%	1.30%
Ratio of net expenses to average net assets	1.38%	1.40%	1.35%	1.34%	1.30%
Ratio of net expenses to average net assets
excluding interest expense	1.38%	1.40%	1.35%	1.34%	1.30%
Ratio of net investment income (loss) to average
net assets	0.55%	0.58%	(0.14)%	(0.47)%	(0.50)%
Portfolio turnover rate	40%	32%	15%	15%	45%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPGRPRO

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Emerging Markets Bond Fund
Class S Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
800.826.2333                vaneck.com

VANECK VIP EMERGING MARKETS BOND FUND (CLASS S)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class S
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.91%
Total Annual Fund Operating Expenses	2.16%
Fee Waivers and/or Expense Reimbursements[2]	-0.81%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%

1.The Fund's Class S shares have not commenced operations. These expenses are based on estimated amounts for the fiscal year.
2.Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.35% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class S	Sold or Held	$137	$598	$1,085	$2,429

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 248% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in emerging market debt securities. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi- government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer). The Fund may also invest in non-emerging market debt securities. The Fund may also invest in debt securities rated below investment grade (“junk bonds”). The Fund is considered to be “non-diversified” which

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means that it may invest a larger portion of its assets in a single issuer. The Fund may engage in active and frequent trading of portfolio securities.
The Fund invests in debt issued in emerging market and developed market currencies by governments and government-owned, controlled, or related entities (and their agencies and subdivisions), and by corporations. The Fund may invest in corporate bonds, debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations, which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.
The Fund may also invest in emerging market or developed market currencies. The Fund may use derivative instruments denominated in any currency to enhance return, hedge (or protect) the value of its assets against adverse movements in commodity prices, currency exchange rates, interest rates and movements in the securities markets, manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also use derivative instruments to implement “cross-hedging” strategies, which involve the use of one currency to hedge against the decline in the value of another currency, or to hedge the value of a currency that is embedded in the value of another currency (for example, the value of the Euro that may be embedded in the Polish zloty). The Fund expects to use forward currency contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps. The Fund may also invest in credit-linked notes. Credit-linked notes are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. The notional value of a cash-settled forward currency contract or other derivative instrument on an emerging market currency (or a currency that is embedded in an emerging market currency) or security (including a security that is a reference security for a credit default swap) will be treated as an emerging market debt security for purposes of complying with the Fund’s policy of investing at least 80% of its net assets in emerging market debt securities.
The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. The Fund’s investment strategy normalizes countries’ economic fundamentals and compares them to the valuations of the relevant asset prices, particularly the relevant currency’s valuation, the relevant currency’s interest rate, and the relevant hard-currency security’s credit spread. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.
The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, American Depositary Receipts, and similar types of investments, representing emerging market securities. The Fund may purchase securities of any maturity or duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies (each an “Underlying Fund”), including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund may also invest in restricted securities, including Rule 144A securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Credit. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.

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Credit-Linked Notes. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies. Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates.
Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Debt securities with longer durations have higher risk and volatility.
Derivatives. The use of derivatives, such as swap agreements,options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Hedging. Losses or gains generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains or losses on the hedged investment. However, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as

3

natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the energy and sovereign bond sectors.
Sovereign Bonds. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the 50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, shown in the table, is a blended, unmanaged index created by the Adviser. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Furthermore, the Fund implemented changes to its principal investment strategies on May 1, 2013. If the Fund had invested its assets in accordance with its current principal investment strategies since inception, the performance of the Fund would have been different than that shown below.
The Fund’s Class S shares have not yet commenced operations. Accordingly, the annual total returns of the Fund’s Initial Class shares are shown for all time periods. Class S shares would have substantially similar annual returns as the Initial Class shares because the shares would be invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.
Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

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INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+21.61%	2Q 2020
Worst Quarter:	-21.35%	1Q 2020

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years
Initial Class Shares (9/1/89)	8.92%	6.58%	2.39%
50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (reflects no deduction for expenses or taxes)	4.04%	6.98%	3.90%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (reflects no deduction for expenses or taxes)	2.69%	6.72%	1.49%
J.P. Morgan Emerging Market Bond Index Global Diversified Index (reflects no deduction for expenses or taxes)	5.26%	7.08%	6.22%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Eric Fine has been Portfolio Manager of the Fund since 2012. David Austerweil has been Deputy Portfolio Manager of the Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.

5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Emerging Markets Bond Fund seeks high total return—income plus capital appreciation—by investing globally, primarily in a variety of debt securities.
The Fund’s investment objective is fundamental and may only be changed with shareholder approval.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Below Investment Grade Securities Risk. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Credit-Linked Notes Risk. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies Risk. The strategy that is generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish zloty).
Currency management strategies, including the use of forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. A fund, like the Fund, that may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Debt securities with longer durations have higher risk and volatility. Changes in government policies, such as raising the federal funds rate and/or further tapering “quantitative easing” measures, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.
Certain financial instruments in which the Fund may invest may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and certain other Reference Rates, and the nature of any replacement rate, the potential effect of a transition away from LIBOR and certain other Reference Rates could, among other negative consequently adversely impact the pricing, liquidity, value of, return on and trading for a broad array of

7

financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or cause the Fund to incur additional costs in relation to any of the above factors.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders, because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Emerging Market Securities Risk. Securities (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).
Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Foreign Currency Risk. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.

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The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.
The Adviser, may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency exposure or fluctuations by entering into forward, futures, options, swap or other contracts to purchase or sell the currency of denomination of any investment held by the Fund or which poses a risk to the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time.
In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.
The Fund may use derivatives to acquire positions in currencies whose value the Adviser expects to correlate with the value of currencies the Fund owns, currencies the Adviser wants the Fund to own, or currencies the Fund is exposed to indirectly or directly through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund may also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its security investments.
Foreign Securities Risk. Securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Hedging Risk. Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings or the risk associated with the Fund temporarily not being fully invested because of significant cash in-flows.
Losses generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains on the hedged investment. However, although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged. The Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s hedges to lose value. There can be no assurance that the Fund’s hedging transactions will be effective.
Investing in Latin American Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Latin American issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events

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in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region. The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to the value of 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer, and not to hold more than 10% of the outstanding voting securities of a single issuer.
A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and

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communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Sovereign Bonds Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in bonds issued by governmental authorities. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s net asset value, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
INVESTING IN CHINESE BONDS
The Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the People's Republic of China (“PRC”) by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.

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The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, as it relates to, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government's imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund's investments.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days’ notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION

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Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% on the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.35% for Class S shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Emerging Markets Bond Fund	1.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP EMERGING MARKETS BOND FUND
Eric Fine, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Eric Fine. Mr. Fine is Portfolio Manager of the Fund. He has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Fine conducted business in emerging markets for over 20 years, including 14 years at Morgan Stanley where he ran the Global Emerging Markets Research Group and founded and managed the Emerging Markets Proprietary Trading Group. Mr. Fine also started and led Morgan Stanley’s Europe/Middle East/Africa Strategy and Economics Research Group and helped start the firm’s emerging markets business in London.
David Austerweil. Mr. Austerweil is Deputy Portfolio Manager of the Fund. He has been with the Adviser since 2012 and has over 10 years’ experience in the financial markets. Prior to joining the Adviser, Mr. Austerweil served as vice president at ING Financial Services working on the emerging market credit trading and structuring desk.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

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THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
PLAN OF DISTRIBUTION (12b-1)
Although the Fund offers two classes of shares to investors, only the Class S shares are subject to distribution and/or service (12b-1) fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, Class S shares are subject to distribution and/or service (12b-1) fees of 0.25% of average daily net assets of the class. Because the distribution and/or service (12b-1) fees are paid out of the Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036
COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

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2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

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There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.
If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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IV. FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s financial performance. Class S shares have not yet commenced operations. Accordingly, the financial highlights shown below are for the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for Class S, and if those fees were reflected, the returns would be lower than those shown.

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VANECK VIP EMERGING MARKETS BOND FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.71	$7.76	$8.90	$8.12	$7.63
Income from investment operations:
Net investment income	0.59 (b)	0.61 (b)	0.47 (b)	0.60 (b)	0.36
Net realized and unrealized gain (loss) on
investments	0.15	0.37	(0.97)	0.37	0.13
Total from investment operations	0.74	0.98	(0.50)	0.97	0.49
Less distributions from:
Net investment income	(0.62)	(0.03)	(0.64)	(0.19)	—
Net asset value, end of year	$8.83	$8.71	$7.76	$8.90	$8.12
Total return (a)	8.92%	12.61%	(6.14)%	12.24%	6.42%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$21,165	$21,246	$21,606	$27,046	$26,977
Ratio of gross expenses to average net assets	1.91%	1.92%	1.67%	1.57%	1.34%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets
excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net
assets	7.12%	7.33%	5.80%	7.04%	4.06%
Portfolio turnover rate	248%	276%	286%	586%	595%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPEMBSPRO

PROSPECTUS
MAY 1, 2021
VanEck VIP Trust
VanEck VIP Global Gold Fund
Initial Class Shares

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC) or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.
800.826.2333        vaneck.com

VANECK VIP GLOBAL GOLD FUND (INITIAL CLASS)
I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck VIP Global Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Initial Class
Management Fees	0.75%
Other Expenses[1]	0.65%
Total Annual Fund Operating Expenses	1.40%
Fee Waivers and/or Expense Reimbursements[2]	-0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%

1 The Fund's Initial Class shares have not commenced operations. These expenses are based on estimated amounts for the fiscal year.
2    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Initial Class shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$122	$423	$747	$1,662

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies principally engaged in gold-related activities, instruments that derive their value from gold, gold coins and bullion. A company principally engaged in gold-related activities is one that derives at least 50% of its revenues from gold-related activities, including the exploration, mining or processing of or dealing in gold. The Fund concentrates its investments in the gold-mining industry and therefore invests 25% or more of its total assets in such industry. The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer.

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The Fund invests in securities of companies with economic ties to countries throughout the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, which may include emerging market countries. The Fund may invest in non-U.S. dollar denominated securities, which are subject to fluctuations in currency exchange rates, and securities of companies of any capitalization range. The Fund primarily invests in companies that the portfolio manager believes represent value opportunities and/or that have growth potential within their market niche, through their ability to increase production capacity at reasonable cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-economic examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.
The Fund may invest up to 25% of its net assets, as of the date of the investment, in gold and silver coins, gold, silver, platinum and palladium bullion and exchange-traded funds (“ETFs”) that invest primarily in such coins and bullion and derivatives on the foregoing. The Fund’s investments in coins and bullion will not earn income, and the sole source of return to the Fund from these investments will be from gains or losses realized on the sale of such investments.
The Fund may gain exposure to gold bullion and other metals by investing up to 25% of the Fund’s total assets in a wholly owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary primarily invests in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. The Subsidiary (unlike the Fund) may invest without limitation in these investments. The Fund will “look-through” the Subsidiary to the Subsidiary’s underlying investments for determining compliance with the Fund’s investment policies. For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The portfolio of the Subsidiary is managed by the Adviser for the exclusive benefit of the Fund.
The Fund may use derivative instruments, such as structured notes, futures, options, warrants, currency forwards and swap agreements, to gain or hedge exposure. The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including ETFs. The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Concentration in Gold-Mining Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold industry.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid

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secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies

3

across 23 developed and 27 emerging market countries. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The Fund’s Initial Class shares have not yet commenced operations. Accordingly, the annual total returns of the Fund’s Class S shares are shown for all time periods. Initial Class shares would have substantially similar returns as the Class S shares because the shares would be invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.
Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
CLASS S: Annual Total Returns (%) as of 12/31

Best Quarter:	+72.46%	2Q 2020
Worst Quarter:	-22.72%	4Q 2016

Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	Life of Class
Class S Shares (4/26/13)	38.62%	21.77%	5.16%
NYSE Arca Gold Miners Index (reflects no deduction for expenses or taxes except withholding taxes)	23.69%	22.45%	3.72%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for expenses or taxes)	16.82%	12.86%	10.45%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Joseph M. Foster has been Portfolio Manager of the Fund since its inception in 2013. Imaru Casanova has been Deputy Portfolio Manager of the Fund since 2014 and a member of the investment team since 2011.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

4

TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION
This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck VIP Global Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Commodities and Commodity-Linked Derivatives Risk. Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.
Tax Risk. The tax treatment of commodity linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity -linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Concentration in Gold-Mining Industry Risk. The Fund concentrates its investments in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry. Changes in the political or economic climate for a large gold producer, such as China or Australia, may have a direct

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impact on the price of gold worldwide. The value of securities of companies in the gold-mining industry are highly dependent on the price of gold at any given time.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders, because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Direct Investments Risk. Direct investments are investments made directly with an enterprise through a shareholder or similar agreement not through publicly traded shares or interests. The Fund will not invest more than 10% of its total assets in direct investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. Also, companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.

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Foreign Currency Transactions Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.
Foreign Securities Risk. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Investing in Australian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Australian issuers. Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as wildfires, hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.
Investing in Canadian Issuers Risk. As of December 31, 2020, the Fund invested a significant portion of its assets in securities of Canadian issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. However, political developments in the United States, including the ratification of the successor agreement to NAFTA, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of the securities held by the Funds. These agreements may further increase Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers.
Investing in Other Investment Companies Risk. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a

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manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory Risk. The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Historically, in many cases a fund intending to utilize a subsidiary for commodities investments would apply to the IRS to obtain a private letter ruling that income from the fund’s investment in a subsidiary would constitute qualifying income for purposes of Subchapter M. However, in March 2019, the IRS issued final regulations permitting regulated investment companies to treat income from investments such as the Fund’s Subsidiary as qualifying income for purposes of Subchapter M even if the Subsidiary does not make a distribution of that income such that funds no longer need to rely upon private letter rulings. Accordingly, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS take action that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Small- and Medium-Capitalization Companies Risk. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary, including ETFs that invest in gold bullion, are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.

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The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, the Subsidiary, its investment strategies or this prospectus.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck VIP Trust (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund

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shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. OTHER ADDITIONAL INFORMATION
PAST PERFORMANCE OF A SIMILARLY MANAGED FUND
VanEck International Investors Gold Fund (the “IIG Fund”), a series of VanEck Funds, is a mutual fund with the same investment objective as the Fund that is managed by the Adviser using investment policies and strategies substantially similar to, and not materially different from, those of the Fund. Unlike the Fund, the IIG Fund is a retail mutual fund. Although the Fund is managed in a manner substantially similar to that of the IIG Fund, the performance of the Fund can be expected to differ from the performance of the IIG Fund because of, among other things, differences in their cash flows, fees and expenses (including sales loads and similar charges), portfolio sizes and positions in specific securities.
The performance presented below reflects the impact of the total operating expenses of the IIG Fund, which are lower than the total operating expenses of the Fund. For the fiscal year ended December 31, 2020, the Class A shares of the IIG Fund had a total annual operating expense ratio (net of any fee waivers and expense reimbursements by the Adviser) of 1.34%. The performance figures for the IIG Fund assume the reinvestment of all distributions. Unlike the Fund, shares of the IIG Fund are subject to a sales load. The IIG Fund is managed by the same management team of the Adviser that manages the Fund.
The performance information presented does not represent the Fund’s performance and should not be considered a substitute for the Fund’s performance or a prediction of future performance of the Fund. The Fund’s performance may be higher or lower than the performance of the IIG Fund.
The following table shows the average annual total returns of the Class A shares of the IIG Fund for the stated periods ended December 31, 2020 compared with those of relevant broad-based market indices. For instance, the NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies across 23 developed and 27 emerging market countries. The average annual total returns are net of applicable sales loads.
CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+73.76%	2Q 2020
Worst Quarter:	-33.43%	2Q 2013

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Average Annual Total Returns as of 12/31/2020	1 Year	5 Years	10 Years
Class A Shares (2/10/56)
Before Taxes	33.26%	21.74%	-3.70%
After Taxes on Distributions[1]	27.63%	19.05%	-4.86%
After Taxes on Distributions and Sale of Fund Shares	19.80%	16.35%	-3.16%
NYSE Arca Gold Miners Index (reflects no deduction for fees,
expenses or taxes, except withholding taxes)	23.69%	22.45%	-4.17%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for
fees, expenses or taxes)	16.82%	12.86%	9.71%

1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

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IV. HOW THE FUND IS MANAGED
1. MANAGEMENT OF THE FUND
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, NY 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2020, the Adviser’s assets under management were approximately $68.11 billion.
THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS
The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various insurance companies. However, the Board will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board may refuse to sell shares of the Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the “Other Clients”), which trade in the same securities as the Fund. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Fund. From time to time such Other Clients may enter contemporaneous trades with those of the Fund, which implement strategies that are similar to or directly opposite those of the Fund. The Adviser will maintain procedures reasonably designed to ensure that the Fund is not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.
FEES PAID TO THE ADVISER
The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for the Fund. For these services, the Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the first $750 million of average daily net assets and 0.20% of average daily net assets in excess of $750 million.  For purposes of calculating these fees, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% for Initial Class shares of the Fund’s average daily net assets per year until May 1, 2022. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck VIP Trust	As a % of average daily net assets
VanEck VIP Global Gold Fund	0.75%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2020.
PORTFOLIO MANAGERS
VANECK VIP GLOBAL GOLD FUND
Joseph M. Foster, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Joseph M. Foster. Mr. Foster is Portfolio Manager of the Fund and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Foster was a Senior Geologist at Pinson Mining Company where he managed the on-site geology department and conceived and implemented a comprehensive exploration program. Prior to this role, Mr. Foster held other positions in exploration geology at Pinson Mining Company and Lacana Gold, Inc.

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Imaru Casanova. Ms. Casanova is Deputy Portfolio Manager of the Fund and a senior precious metals analyst. She joined the Adviser in 2011 and currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Ms. Casanova was a senior equity research analyst at McNicoll Lewis & Vlak responsible for establishing their metals and mining research department.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the Trust, the Board and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.
THE CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
THE TRANSFER AGENT
DST Systems, Inc., an SS&C Company
210 West 10th Street, 8th Floor
Kansas City, MO 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, NY 10036

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COUNSEL
Stradley Ronon Stevens and Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
2. TAXES
The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax to the extent that it distributes its net income and net capital gains. However, the applicable tax rules for qualification as a regulated investment company are extremely complex and it is possible the Fund might not so qualify. To the extent the Fund does not so qualify, it will be subject to tax at the corporate income tax rate for the taxable year in question. Additionally, even if the Fund qualifies as a regulated investment company, it may be subject to corporate tax on certain income.
The Code requires funds used by insurance company variable annuity and life insurance contracts to comply with special diversification requirements for such contracts to qualify for tax deferral privileges. The Fund intends to invest so as to comply with these Code requirements.
For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
3. HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.
The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

16

Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an insurance company’s contract holder from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that such contract holder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by contract holders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
Shares of the Fund are sold exclusively through institutional omnibus account arrangements registered to insurance companies and used by them as investment options for variable contracts issued by insurance companies. Such omnibus accounts allow for the aggregation of holdings of multiple contract holders and do not identify the underlying contract holders or their activity on an individual basis. Certain insurance companies have adopted policies and procedures to deter frequent short-term trading by their contract holders. The Fund may rely on an insurance company’s policies and procedures, in addition to the Fund’s techniques, to monitor for and detect abusive trading practices. The Fund reserves the right, in its sole discretion, to allow insurance companies to apply their own policies and procedures which may be more or less restrictive than those of the Fund. Contract holders are advised to contact their insurance company for further information as it relates to their specific contracts.
In addition to the foregoing, the Fund requires all insurance companies to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request contract holder trading activity based on certain criteria established by the Fund. The Fund may make inquiries regarding contract holder purchases, redemptions, and exchanges that meet certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading effectively. Furthermore, an insurance company may be limited by the terms of an underlying insurance contract regarding frequent trading from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to deter market timing activity in the Fund.
If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the contract holder’s account in question, or closing the account). If the insurance company refuses or is unable to take such remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some insurance companies’ contract holders may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by insurance companies’ contract holders may be limited by the ability and/or willingness of the insurance companies to monitor for these activities.
For further information about the Fund, please call or write your insurance company, or call 800-826-2333, or write to the Fund at the address on the back cover page.

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V. FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s financial performance. Initial Class shares have not yet commenced operations. Accordingly, the financial highlights shown below are for the Fund’s Class S shares for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Total return does not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown. Additionally, total return reflects the additional service fees for Class S, and if those fees were not reflected, the return would be higher than those shown.

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VANECK VIP GLOBAL GOLD FUND - CLASS S SHARES
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.63	$6.22	$7.60	$7.11	$4.83
Income from investment operations:
Net investment loss	(0.05) (b)	(0.05) (b)	(0.03) (b)	(0.07) (b)	(0.04)
Net realized and unrealized gain (loss) on
investments	3.40	2.46	(1.13)	0.91	2.35
Total from investment operations	3.35	2.41	(1.16)	0.84	2.31
Less distributions from:
Net investment income	(0.30)	—	(0.22)	(0.35)	(0.03)
Net asset value, end of year	$11.68	$8.63	$6.22	$7.60	$7.11
Total return (a)	38.62%	38.75%	(15.70)%	11.63%	48.25%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$60,412	$34,335	$22,206	$21,360	$19,524
Ratio of gross expenses to average net assets	1.65%	1.92%	2.18%	2.03%	1.84%
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net expenses to average net assets
excluding interest expense	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.51)%	(0.63)%	(0.51)%	(0.96)%	(1.00)%
Portfolio turnover rate	39%	32%	45%	65%	57%

(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for Shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)Calculated based upon average shares outstanding

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For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks, management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
▪Call VanEck at 800.826.2333, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Fund.
▪Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This prospectus sets forth concise information about the VanEck VIP Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this prospectus and should be retained for future reference. The Contract involves certain expenses not described in this prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

VanEck VIP Trust 666 Third Avenue New York, NY 10017 REGISTRATION NUMBER: 811-05083	800.826.2333 vaneck.com
VIPGOLDIPRO

VANECK VIP TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2021

VANECK VIP EMERGING MARKETS BOND FUND
VANECK VIP EMERGING MARKETS FUND
VANECK VIP GLOBAL GOLD FUND
VANECK VIP GLOBAL RESOURCES FUND

INITIAL CLASS / CLASS S

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2021 (each, a “Prospectus”) for VanEck VIP Trust (the “Trust”), relating to VanEck VIP Emerging Markets Bond Fund, VanEck VIP Emerging Markets Fund, VanEck VIP Global Gold Fund and VanEck VIP Global Resources Fund (each, a “Fund” and collectively, the “Funds”), as each may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2020 are hereby incorporated by reference from the Funds’ Annual Reports to shareholders. A copy of the Prospectuses and Annual and Semi-Annual Reports for the Trust, relating to the Funds, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll-free 800.826.2333 or by writing to the Trust or Van Eck Securities Corporation, the Funds’ distributor (the “Distributor”). The Trust’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

i

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2021
GENERAL INFORMATION
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987 with the name Van Eck Investment Trust. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust. On May 1, 2017, Van Eck VIP Trust changed its name to VanEck VIP Trust.
The Trust currently consists of four separate series: VanEck VIP Emerging Markets Bond Fund (formerly, VanEck VIP Unconstrained Emerging Markets Bond Fund prior to May 1, 2020), which currently offers Initial Class shares; VanEck VIP Global Gold Fund which currently offers Class S shares; and VanEck VIP Global Resources Fund (formerly, VanEck VIP Global Hard Assets Fund prior to May 1, 2021) and VanEck VIP Emerging Markets Fund, both of which currently offer Initial Class and Class S shares. VanEck VIP Emerging Markets Bond Fund has registered Class S shares and VanEck VIP Global Gold has registered Initial Class shares, but as of the date of this SAI are not being offered.
The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.
Van Eck Associates Corporation serves as investment adviser (the “Adviser”) to the Funds. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.
VanEck VIP Emerging Markets Bond Fund and VanEck VIP Global Gold Fund are classified as a non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”). VanEck VIP Emerging Markets Fund and VanEck VIP Global Resources Fund are classified as diversified funds under the 1940 Act.

INVESTMENT POLICIES AND RISKS
The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectuses titled Summary Information - Principal Investment Strategies”, Summary Information - Principal Risks” and “Investment Objective, Strategies, Policies, Risks and Other Information”. The Funds may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit a Fund may receive from a market increase. When taking a temporary defensive position, a Fund may invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities, which may include, but not be limited to, shares of other mutual funds, U.S. Treasury bills, commercial paper or repurchase agreements. A Fund may not achieve its investment objective while it is investing defensively. The VanEck VIP Emerging Markets Bond Fund may engage in active and frequent trading of portfolio securities.

ASSET-BACKED SECURITIES
The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BELOW INVESTMENT GRADE SECURITIES
The Funds may invest in below investment grade debt securities. Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc.

Investments in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE
Borrowing to invest more is called “leverage.” A Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. A Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third of its net assets as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts a Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. Each Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated investment grade by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER
The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates which may entail the risk of loss of principal. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.
The Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

CONVERTIBLE SECURITIES
The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).
To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.

CREDIT
Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter (“OTC”) contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Funds invest in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities. A Fund may enter into financial transactions that involve a limited number of counterparties, which may increase the Fund’s exposure to credit risk. The Fund does not specifically limit its credit risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

CURRENCY FORWARDS
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

CURRENCY MANAGEMENT STRATEGIES
Currency management strategies are generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish zloty). Currency management strategies, including currency forward contracts (described above) and cross-hedging, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially currency forward contracts, currency related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. The VanEck VIP Emerging Markets Bond Fund, which may utilize these types of instruments to a significant extent, will be especially subject to currency management strategies risk.
CYBER SECURITY
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; the inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

DEBT SECURITIES
The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a global resource if linked to the value of a global resource. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. Investment grade means a rating of Baa3 or better by Moody’s or BBB- or better by S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.
New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.
The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS
The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES
The Funds may also use derivatives, such as futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular derivative. If the Fund cannot close out an exchange traded derivative which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.
When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call derivatives as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price or contract price depending on the derivative. An increase in the acquisition cost would be offset, in whole or part, by a gain on the derivative. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.
In addition, the Funds may invest in Participation Notes or P-Notes which are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

DIRECT INVESTMENTS
The Funds, except VanEck VIP Emerging Markets Bond Fund, may not invest more than 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, a Fund will, at the time of making an investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that this agreement may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and provide for the eventual disposition of the Fund’s investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.
Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to VanEck VIP Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.
Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

EQUITY SECURITIES
The Funds may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.
Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio manager believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

FOREIGN SECURITIES
Foreign securities include securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries. Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.
Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES – EMERGING MARKET SECURITIES
The Funds may have a substantial portion of their assets invested in emerging markets. The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Funds will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).
Investing in the equity and fixed income markets of emerging market countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
    Additionally, the government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s shares.
    Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances.
Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid investments. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause a Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the same way as their counterparts in the United States and other more developed securities markets. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.
The Funds may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability to a Fund of additional investments in those countries.
The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.
Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Public health crises or major health-related developments may have a substantial impact on the economy of certain Asian-Pacific countries. Outbreaks of contagious viruses and diseases, including the novel viruses commonly known as SARS, MERS, and Covid-19 (Coronavirus), may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks such as volatility in exchange rates or the trading of Asian-Pacific securities listed domestically or abroad. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
Investments through Stock Connect. VanEck VIP Emerging Markets Fund may invest in Chinese A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in the People’s Republic of China (the “PRC”) which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the VanEck VIP Emerging Markets Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the VanEck VIP Emerging Markets Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The VanEck VIP Emerging Markets Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The VanEck VIP Emerging Markets Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the VanEck VIP Emerging Markets Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect the VanEck VIP Emerging Market Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connect for various reasons, and in such event, the stock can only be sold but is restricted from being bought. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the VanEck VIP Emerging Markets Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the VanEck VIP Emerging Markets Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the VanEck VIP Emerging Markets Fund.
    The VanEck VIP Emerging Markets Fund may, through the Stock Connect, access securities listed on the ChiNext market of the SZSE. Listed companies on the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the ChiNext to delist. This may have an adverse impact on the VanEck VIP Emerging Markets Fund if the companies that it invests in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board. Investments in the ChiNext market may result in significant losses for the VanEck VIP Emerging Markets Fund and its investors.

    The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the VanEck VIP Emerging Markets Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the VanEck VIP Emerging Markets Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connect will not be abolished. Investments in mainland

China markets through the Stock Connect may adversely affect the VanEck VIP Emerging Markets Fund as a result of such changes.

Investments through Bond Connect and the China Interbank Bond Market Direct Access Program. The VanEck VIP Emerging Markets Bond Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the PRC by Chinese credit, government, and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The VanEck VIP Emerging Markets Bond Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the VanEck VIP Emerging Markets Bond Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the VIP Emerging Markets Bond Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The VanEck VIP Emerging Markets Bond Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The VanEck VIP Emerging Markets Bond Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the VanEck VIP Emerging Markets Bond Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
The Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) is the “nominee holder” of the bonds acquired by the VanEck VIP Emerging Markets Bond Fund through the Bond Connect program. Whilst the relevant authorities of the PRC have expressly stated that Bond Connect investors will enjoy the rights and interests of the bonds acquired through the Bond Connect program in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the VanEck VIP Emerging Markets Bond Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the VanEck VIP Emerging Markets Bond Fund’s investments.

FOREIGN SECURITIES – FOREIGN CURRENCY TRANSACTIONS
Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds may use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives) as part of their overall hedging strategy. The Funds will generally conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Options, Futures, Warrants and Subscription Rights.”
Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.
The Funds may enter into forward contracts to duplicate a cash market transaction. See also “Options, Futures, Warrants and Subscription Rights.”
A Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.
In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid or unattractive) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. There can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to a Fund on its investments in the hedging positions.
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established.
The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.
It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURE DEVELOPMENTS
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Funds by the Adviser.

GLOBAL RESOURCES SECURITIES
Global resources securities include securities of global resource companies and instruments that derive their value from global resources. Global Resouces include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A global resource company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to global resources.
Since the market action of global resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Global resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including global resource securities. The VanEck VIP Global Resources Fund has a fundamental policy of concentrating in “global resource” industries, and more than 50% of the VanEck VIP Global Resources Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

HEDGING
Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. The use of hedging may invoke the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund and may impact whether dividends paid by the Fund are classified as capital gains or ordinary income. The use of derivatives increases the risk that a Fund will be unable to close out certain hedged positions to avoid adverse tax consequences.

ILLIQUID INVESTMENTS
Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of the above 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder.

INDEXED SECURITIES AND STRUCTURED NOTES
The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a global resources security.
Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated investment grade by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid investments.
Credit Linked Notes. The Funds may invest in credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust. The Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging markets particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative. The Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. A Fund’s investments in money market funds are not subject to this limitation. The Funds may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will a Fund invest more than 5% of its net assets in any single VanEck Investment Company.
A Fund’s investment in another investment company may subject such Fund indirectly to the underlying risks of the investment company. Such Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

FLOATING RATE LIBOR RISK

Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a Fund may invest cannot yet be determined.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. More recently, on November 30, 2020 the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it had commenced a consultation to determine whether to cease publication of one week and two-month USD LIBOR settings at the end of December 2021 but extend publication of the remaining USD LIBOR settings (overnight and one, three, six and 12 month USD LIBOR) to the end of June 2023. There were concurrent announcements by the United Kingdom’s Financial Conduct Authority, the U.S. bank regulators, the Federal Reserve Board and the Alternative Reference Rates Committee (“ARRC”) supporting the actions announced by IBA and, among other things, encouraging banks to stop entering into new LIBOR-based contracts by the end of 2021. IBA will make separate announcements following the outcome of the consultations. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of ARRC, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates ("Alternative Reference Rates") for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.

Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

•Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

• Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

• Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

• Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

MARKET
    A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks.  Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

MASTER LIMITED PARTNERSHIPS
Other equity securities in which the VanEck VIP Global Resources Fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission’s (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments..

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS
Options Transactions. Each Fund may purchase and sell (write) exchange-traded and OTC call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. VanEck VIP Global Resources Fund may also buy and sell options linked to the price of global resources.
Purchasing Call and Put Options. Each Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.
When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.
Writing Covered Call and Put Options. Each Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).
The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.
A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.
Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. VanEck VIP Global Resources Fund may also buy and sell futures contracts and options thereon linked to the price of global resources. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

Futures contracts and options on futures contracts may be used to reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.
The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.
Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.
When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities in an amount typically calculated in relation to the volatility in market value of the contract over a fixed period. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with a Fund’s custodian to ensure that the Fund’s position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.
Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.
Investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Additionally, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open position in a futures contract.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that an active market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet margin requirements at a time when it would be disadvantageous to do so. Losses incurred in futures transactions and the costs of these transactions will affect the performance of a Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contract exists.
Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

PARTLY PAID SECURITIES
Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRIVATE INVESTMENT IN PUBLIC EQUITY
The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. See “When, As and If Issued Securities.” A Fund will earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. See also “Direct Investments.” There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. See “Rule 144A and Section 4(a)(2) Securities.”

PREFERRED STOCK
The Funds may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
REAL ESTATE SECURITIES
The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. VanEck VIP Global Resources Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REGULATORY
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the VanEck VIP Global Gold Fund to achieve its investment objective and could increase the operating expenses of the Fund or the wholly-owned subsidiary of the Fund (the “Subsidiary”). For example, in 2012, the CFTC adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the CEA and regulations thereunder. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures, options on commodity futures, structured notes or swap transactions by investment companies, which could result in the inability of the VanEck VIP Global Gold Fund to achieve its investment objective through its current strategies.
Specifically, these amendments, which became effective on January 1, 2013, require an investment adviser of a registered investment company to register with the CFTC as a “commodity pool operator” (“CPO”) if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements.
Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which a Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.
The Funds may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Funds of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Funds will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. In addition, reverse repurchase agreements may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create interest expense that may lower the Funds’ overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Funds’ volatility and risk of loss.

RULE 144A AND SECTION 4(a)(2) SECURITIES

The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or which are otherwise not readily marketable.
Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resale of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity determinations of restricted securities in the Funds’ holdings pursuant to Rule 22e-4. The determination of whether a Rule 144A security is liquid or illiquid will take into account relevant market, trading, and investment-specific considerations consistent with applicable SEC guidance. Additional factors that may be considered include: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).
In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the 1933 Act. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.
Securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued in reliance on the Section 4(a)(2) exemption under the 1940 Act may be determined to be liquid in accordance with Rule 22e-4 for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid investments. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING
The Funds may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds. The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

SHORT SALES
The Funds may short sell equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SPECIAL PURPOSE ACQUISITION COMPANIES
The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction. See also “Equity Securities” and “Options, Futures, Warrants and Subscription Rights.”
Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

SUBSIDIARY
The VanEck VIP Global Gold Fund’s investment in the Subsidiary is expected to provide it with exposure to the commodity markets within the limitations of Subchapter M of the Code and the Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The VanEck VIP Global Gold Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will primarily invest in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. To the extent that the VanEck VIP Global Gold Fund invests in the Subsidiary, it may be subject to the risks associated with those instruments and other securities.
While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the VanEck VIP Global Gold Fund’s Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the VanEck VIP Global Gold Fund and/or the Subsidiary to operate as described in its Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

SWAPS
The Funds may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Fund may also enter into credit default swaps, index swaps and interest rate swaps. Credit default swaps may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Index swaps, also called total return swaps, involves a Fund entering into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, a Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest-rate swaps, the notional principal does not actually change hands at any point in the transaction. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in another currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. VanEck VIP Global Resources Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one global resource (e.g., gold) may be “swapped” for another (e.g., energy).
Swaps do not typically involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. Also, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.
Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract.

U.S. GOVERNMENT AND RELATED OBLIGATIONS
U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. government. U.S. government and related obligations may be structured as fixed-, variable- or floating-rate obligations.
While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

WHEN, AS AND IF ISSUED SECURITIES
Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are in addition to those described in the Prospectuses. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:
Each Fund may not:
1.Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
2.Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.
3.Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
4.Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
5.Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
Each Fund, except VanEck VIP Global Gold Fund, may not:
6.    Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.
7.    Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that VanEck VIP Global Resources Fund will invest 25% or more of its total assets in “global resource” industries as defined in the Prospectus. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
VanEck VIP Global Gold Fund may not:
6.    Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities, except that the Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.

7.    Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) securities of other investment companies.
For purposes of Restriction 1, the 1940 Act generally permits a Fund to borrow money in amounts of up to one-third of a Fund’s total assets from banks, and to borrow up to 5% of a Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
For purposes of Restriction 4, “senior securities” are generally Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits a Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of a Fund’s total assets from banks. The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.
For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions. Similarly, each foreign government issuing securities (together with its agencies and instrumentalities) will be treated as a separate industry. Also, for the purposes of Restriction 7, investment companies are not considered to be part of an industry. To the extent the Funds invest their assets in underlying investment companies, 25% or more of their total assets may be indirectly exposed to a particular industry or group of related industries through their investments in one or more underlying investment companies.
In addition, each of VanEck VIP Emerging Markets Fund and VanEck VIP Global Resources Fund may not invest in a manner inconsistent with each of their classifications as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

PORTFOLIO HOLDINGS DISCLOSURE
The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.
These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.
The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:
Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.
Disclosure to Investors. Portfolio holdings information for the Funds is available to all investors on the VanEck website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by such Fund as of each month-end, which is generally posted to the website within 10 business days after the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
Best Interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.
Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.
Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.
Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.
Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.
Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.
Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.
The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed.
There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.
The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.
Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

INVESTMENT ADVISORY SERVICES
The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “How the Fund is Managed – Management of the Fund.”
Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.
The Adviser serves as investment manager to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser (each, an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly to the Adviser by each Fund at the following annual rates: for VanEck VIP Emerging Markets Bond Fund and VanEck VIP Global Resources Fund, each Fund pays the Adviser a fee at the annual rate of 1.00% of the first $500 million of average daily net assets of each Fund, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services; for VanEck VIP Emerging Markets Fund, the Fund pays the Adviser a fee at an annual rate of 1.00% of average daily net assets of the Fund, which includes the fee paid to the Adviser for accounting and administrative services; and for VanEck VIP Global Gold Fund, the Fund pays the Adviser a fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. For purposes of calculating these fees, the net assets of the VanEck VIP Global Gold Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio. Each class of a Fund’s shares pays its proportionate share of the Fund’s fee. Under each Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.
In addition to providing investment advisory services, the Adviser also performs accounting and administrative services for the VanEck VIP Global Gold Fund pursuant to a written agreement. For these accounting and administrative services, a fee is calculated daily and paid monthly at an annual rate equal to 0.25% of the first $750 million of average daily net assets, and 0.20% of average daily net assets in excess of $750 million.
Pursuant to each Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
The management fees earned and the expenses waived or assumed by the Adviser for the past three fiscal years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISER
VanEck VIP Emerging Markets Bond Fund	2020	$191,304	$154,681
	2019	$209,972	$172,747
	2018	$241,797	$137,279
VanEck VIP Emerging Markets Fund	2020	$1,519,378	$12,006
	2019	$1,524,507	$13,506
	2018	$1,647,090	$13,576
VanEck VIP Global Resources Fund	2020	$2,256,972	None
	2019	$2,470,160	None
	2018	$3,167,055	None
VanEck VIP Global Gold Fund	2020	$372,648	$98,922
	2019	$221,505	$139,639
	2018	$150,392	$144,998
Each Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
THE DISTRIBUTOR
Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 666 Third Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.
The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

During the last three fiscal years, the Distributor retained no underwriting commissions on sales of shares of the Funds, after reallowance to dealers.

PLAN OF DISTRIBUTION (12B-1 PLAN)
Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 (collectively, the “Plan”) on behalf of its Class S shares. Fees paid by the Class S shares under the Plan will be used for servicing and/or distribution expenses of the Distributor and to compensate insurance companies, brokers and dealers, and other financial institutions which sell Class S shares of a Fund, or provide servicing. The Plan is a compensation type plan. Shares of Initial Class are not subject to the expenses of the Plan.
Pursuant to the Plan, the Distributor provides the Funds, at least quarterly, with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board reviews such reports on a quarterly basis. The Plan is reapproved annually for each Fund’s Class S shares by the Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.
The Plan shall continue in effect as to each Fund’s Class S shares, provided such continuance is approved annually by a vote of the Board in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class S shareholders of the Fund, and all material amendments to the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of a Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund’s Class S shares on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Funds’ Class S Prospectuses.
As of the date of this SAI, Class S shares of VanEck VIP Emerging Markets Bond Fund had not launched and therefore no 12b-1 fees were paid. For the fiscal year ended December 31, 2020, it is estimated that the Distributor spent the amounts received under the Plan in the following ways:

	VANECK VIP EMERGING MARKETS FUND CLASS S	VANECK VIP GLOBAL RESOURCES FUND CLASS S	VANECK VIP GLOBAL GOLD FUND CLASS S
Total 12b-1 Fees	$1,400	$270,173	$124,216
Compensation to Dealers	(1,400)	(270,173)	(124,216)
Net 12b-1 Fees	None	None	None

PORTFOLIO MANAGER COMPENSATION
The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates may manage accounts with incentive fees.
The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. The portfolio managers do not believe that their activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER SHARE OWNERSHIP
As of December 31, 2020, none of the portfolio managers or deputy portfolio managers owned shares of the Funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by each Fund’s portfolio manager(s) and deputy portfolio manager (if any) within each category of accounts, as of December 31, 2020.

Fund	Name of Portfolio Managers/Deputy Portfolio Managers	Category of Account	Other Accounts Managed (As of December 31, 2020)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
VanEck VIP Emerging Markets Fund	David A. Semple (Portfolio Manager)	Registered investment companies	3	$3,175.04 Million	0	$0
		Other pooled investment vehicles	2	$193.40 Million	0	$0
		Other accounts	1	$35.41 Million	0	$0
VanEck VIP Emerging Markets Fund	Angus Shillington (Deputy Portfolio Manager)	Registered investment companies	3	$3,175.04 Million	0	$0
		Other pooled investment vehicles	2	$193.40 Million	0	$0
		Other accounts	1	$35.41 Million	0	$0
VanEck VIP Global Resources Fund	Charles T. Cameron (Deputy Portfolio Manager)	Registered investment companies	2	$1,822.99 Million	0	$0
		Other pooled investment vehicles	1	$22.99 Million	0	$0
		Other accounts	1	$6.48 Million	0	$0
VanEck VIP Global Resources Fund	Shawn Reynolds (Portfolio Manager)	Registered investment companies	2	$1,822.99 Million	0	$0
		Other pooled investment vehicles	1	$22.99 Million	0	$0
		Other accounts	1	$6.48 Million	0	$0
VanEck VIP Emerging Markets Bond Fund	Eric Fine (Portfolio Manager)	Registered investment companies	1	$25.73 Million	0	$0
		Other pooled investment vehicles	1	$132.58 Million	0	$0
		Other accounts	0	$—	0	$0
VanEck VIP Emerging Markets Bond Fund	David Austerweil (Deputy Portfolio Manager)	Registered investment companies	1	$25.73 Million	0	$0
		Other pooled investment vehicles	1	$132.58 Million	0	$0
		Other accounts	0	$—	0	$0

Fund	Name of Portfolio Managers/Deputy Portfolio Managers	Category of Account	Other Accounts Managed (As of December 31, 2020)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
VanEck VIP Global Gold Fund	Joseph Foster (Portfolio Manager)	Registered investment companies	1	$1,061.95 Million	0	$0
		Other pooled investment vehicles	2	$92.77 Million	0	$0
		Other accounts	0	$—	0	$0
VanEck VIP Global Gold Fund	Imaru Casanova (Deputy Portfolio Manager)	Registered investment companies	1	$1,061.95 Million	0	$0
		Other pooled investment vehicles	2	$92.77 Million	0	$0
		Other accounts	0	$—	0	$0

SECURITIES LENDING ARRANGEMENTS
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), the Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. During the fiscal year ended December 31, 2020, these services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
For the fiscal year ended December 31, 2020, each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities:

Fund	Gross Income(1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck VIP Emerging Markets Bond Fund	$2,985	$210	$—	$—	$—	$850	$—	$1,060	$1,925
VanEck VIP Emerging Markets Fund	53,423	4,939	—	—	—	194	—	5,133	48,290
VanEck VIP Global Gold Fund	16,167	1,435	—	—	—	1,471	—	2,906	13,261
VanEck VIP Global Resources Fund	62,267	6,842	—	—	—	6,191	—	13,033	49,234
1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

PORTFOLIO TRANSACTIONS AND BROKERAGE
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.
The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreements with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Board also reviews the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.
The aggregate amount of brokerage transactions directed to a broker during the fiscal year ended December 31, 2020 for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Fund	Transaction Amount	Commissions and Concessions
VanEck VIP Emerging Markets Bond Fund	None	None
VanEck VIP Emerging Markets Fund	$60,512,690	$107,748
VanEck VIP Global Resources Fund	$128,292,283	$138,738
VanEck VIP Global Gold Fund	$12,927,021	$16,535
The table below shows the aggregate amount of brokerage commissions paid on purchases and sales of portfolio securities by each Fund during the Fund’s three most recent fiscal years ended December 31. None of such amounts were paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value or to brokers and dealers which sold shares of the Fund.

2020
COMMISSIONS
VanEck VIP Emerging Markets Bond Fund	None
VanEck VIP Emerging Markets Fund	$147,822
VanEck VIP Global Resources Fund	$172,162
VanEck VIP Global Gold Fund	$39,054

2019
COMMISSIONS
VanEck VIP Emerging Markets Bond Fund	None
VanEck VIP Emerging Markets Fund	$116,565
VanEck VIP Global Resources Fund	$173,847
VanEck VIP Global Gold Fund	$25,938

2018
COMMISSIONS
VanEck VIP Emerging Markets Bond Fund	$306
VanEck VIP Emerging Markets Fund	$207,142
VanEck VIP Global Resources Fund	$140,760
VanEck VIP Global Gold Fund	$29,030

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.
Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year.

TRUSTEES AND OFFICERS
LEADERSHIP STRUCTURE AND THE BOARD
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to serve as the investment adviser for the Funds. The Board is responsible for overseeing the provision of services to the Trust and the Funds by the Adviser and the other service providers in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, five of whom are Independent Trustees. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Trustees may deem necessary. Each Independent Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2020. As discussed in further detail below, the Board has established three (3) standing committees to assist the Board in performing its oversight responsibilities.
The Board believes that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds, including factors such as the number of Funds that comprise the Trust, the variety of asset classes in which those Funds invest, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised primarily of Independent Trustees, and that the Chairperson of the Board and the Chairperson of each of the Audit Committee and the Governance Committee is an Independent Trustee. The Board believes having an interested trustee on the Board and as Chairperson of the Investment Oversight Committee provides it with additional access to the perspectives and resources of the Advisers and their affiliates. In addition, to further align the Trustees’ interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Trustee to maintain a minimum direct or indirect investment in the Funds.
The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. She also serves as a liaison with management, service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board believes that its Committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Trustees from management of the Trust, and from the Adviser.
RISK OVERSIGHT
The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board or Investment Oversight Committee, with the assistance of management, reviews investment policies and related risks in connection with its review of the Funds’ performance and its evaluation of the nature and quality of the services provided by the Adviser. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.
The Board recognizes that not all risks that may affect the Funds and the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Funds’ or Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds or Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
TRUSTEE INFORMATION
The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006); Chairperson of the Audit Committee (since 2021)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11
Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11
Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.
Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004)	President, Apex Capital Corporation (personal investment vehicle).	69	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995).	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	69	Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11
Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of VEAC, Van Eck Absolute Return Advisers Corporation ("VEARA") and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	69	Director, National Committee on US-China Relations.
(1)The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)Trustee serves until resignation, death, retirement or removal.
(3)The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)“Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)    Member of the Audit Committee.
(G)    Member of the Governance Committee.
(I) Member of the Investment Oversight Commitee.

Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:
Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as: Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry; and is a member of Deloitte LLP’s Audit Quality Advisory Council. He previously served as chairman of the Advisory Committee of Legion Partners Asset Management, a registered investment advisor that provides investment management and consulting services to various institutional clients; and was a member of the Standing Advisory Group to the Public Company Accounting Oversight Board.
Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in talent retention, development and matriculation consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.
R. Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms.
Richard D. Stamberger has extensive business and financial experience and serves as the Senior Vice President of B2B, Future Plc, a global media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 20 years of experience as a member of the Board of the Trust.
Robert L. Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a trust-appointed trustee for a number of family trusts for which he provides investment management services.
Jan F. van Eck has extensive business and financial experience, particularly in the investment management industry.  He currently serves as president, executive officer and/or board member of various businesses, including VEAC, VESC, and VEARA.
The forgoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

COMMITTEE STRUCTURE
The Board has established a standing Audit Committee, a standing Governance Committee, and a standing Investment Oversight Committee to assist the Board in the oversight and direction of the business and affairs of the Trust.
Audit Committee. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firm and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Audit Committee met two times during the last fiscal year, and currently consists of the following Trustees: Mr. Lukomnik (Chairperson) and Ms. Pigott.
Governance Committee. The duties of this Committee include the consideration of recommendations to the Trustees for the Board nominations for Trustees, review of the composition of the Board, compensation and similar matters. In addition, the Governance Committee periodically reviews the performance of the Board and its Committees, including the effectiveness and composition of the overall Board, Board's Committees, and the Chairperson of the Board and other related matters. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. The Governance Committee met four times during the last fiscal year, and currently consists of the following Trustees: Mr. Stelzl (Chairperson), Mr. Lukomnik, Mr. Short, Mr. Stamberger and Ms. Pigott.
The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust, at 666 Third Avenue, 9th Floor, New York, NY 10017. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
Investment Oversight Committee. The duties of this Committee include the review of investment performance of the Funds, meeting with relevant Adviser personnel and outside experts, and overseeing the provision of investment-related services for the Funds. In addition, the Committee will review on a periodic basis and consider a variety of matters, such as proposed material changes to, each Fund’s investment strategy (if applicable), investment processes, investment personnel, non-personnel resources, and relevant investment markets. The Investment Oversight Committee was established by vote of the Board, effective January 1, 2020. This Committee currently consists of all the Trustees, and Mr. van Eck serves as Chairperson.

OFFICER INFORMATION
The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)  The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)  Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser or its affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2020)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2020)
Jon Lukomnik	None	Over $100,000*

Jane DiRenzo Pigott	None	Over $100,000*

R. Alastair Short	None	Over $100,000*

Richard D. Stamberger	None	Over $100,000*

Robert L. Stelzl	None	Over $100,000*

Jan F. van Eck	None	Over $100,000
* Includes ownership through the Trust's deferred compensation plan as of December 31, 2020.

As of April 1, 2021, all of the Trustees and Officers, as a group, owned less than 1% of each Fund and each class of each Fund.
As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.
2020 COMPENSATION TABLE
The Trustees are paid for services rendered to the Trust and VanEck Funds (the “VanEck Trusts”), each a registered investment company managed by the Adviser or its affiliates, which are allocated to each series of the VanEck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for quarterly meetings of the Board and a per meeting fee of $5,000 for special telephonic Board meetings. The VanEck Trusts pay the Chairperson of the Board an annual retainer of $30,000, the Chairperson of the Audit Committee an annual retainer of $15,000 and the Chairperson of the Governance Committee an annual retainer of $15,000. Each Independent Trustee is paid $10,000 per special in person Board meeting. The VanEck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2020. Annual Independent Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	R. Alastair Short	Richard D. Stamberger(3)	Robert L. Stelzl(4)
Aggregate Compensation from the VanEck Trusts	$110,000	$140,000	$125,000	$110,000	$125,000
Aggregate Deferred Compensation from the VanEck Trusts	$55,000	$-	$-	$22,000	$-
Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation From the VanEck Trusts and the Fund Complex(5) Paid to Trustee	$110,000	$140,000	$351,000	$333,432	$125,000

(1)As of December 31, 2020, the value of Mr. Lukomnik’s account under the deferred compensation plan was $1,243,221.
(2)As of December 31, 2020, the value of Ms. Pigott’s account under the deferred compensation plan was $716,097.
(3)As of December 31, 2020, the value of Mr. Stamberger’s account under the deferred compensation plan was $1,645,694.
(4)As of December 31, 2020, the value of Mr. Stelzl’s account under the deferred compensation plan was $571,220.
(5)The “Fund Complex” consists of the VanEck Trusts and VanEck Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS
Principal Holders Ownership
As of March 31, 2021, shareholders of record of 5% or more of the outstanding shares of each class of a Fund were as follows:

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
VIP Emerging Markets Fund Initial Class	Nationwide Life NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	25.44%

VIP Emerging Markets Fund Initial Class	Jefferson National Life Insurance Co. Attn: Separate Accounts 10350 Ormsby Park Pl., Ste. 600 Louisville, KY 40223-6175	21.74%

VIP Emerging Markets Fund Initial Class	Nationwide Life PMLIC VLI c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	11.10%

VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	8.24%

VIP Emerging Markets Fund Initial Class	Nationwide Life NWVA 9 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	7.77%

VIP Emerging Markets Fund Initial Class	Nationwide Life NWVLI-4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.34%

VIP Emerging Markets Fund Class S	Nationwide Life NWVA4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	64.84%

VIP Emerging Markets Fund Class S	Nationwide Life NWVA-15 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	32.40%

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
VIP Emerging Markets Bond Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	28.16%

VIP Emerging Markets Bond Fund Initial Class	Nationwide Life PMLIC VLI c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	13.35%

VIP Emerging Markets Bond Fund Initial Class	Great-West OneSource 8515 E Orchard Rd. Greenwood Village, CO 80111-5002	11.62%

VIP Emerging Markets Bond Fund Initial Class	Jefferson National Life Insurance Company Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	9.20%

VIP Emerging Markets Bond Fund Initial Class	National Life Insurance Co. Attn: Penny Dooley – M415 One National Life Dr. Montpelier, VT 05604-1000	5.71%

VIP Emerging Markets Bond Fund Initial Class	Great-West Select 8515 E Orchard Rd. Greenwood Village, CO 80111-5002	5.71%

VIP Emerging Markets Bond Fund Initial Class	AXA Equitable Life SA-70 c/o J.P. Morgan Worldwide SEC Services 1 Beacon St. Boston, MA 02108-3107	5.10%

VIP Global Resources Fund Initial Class	Pacific Life Selexd D2 c/o Pacific Life Insurance Company 700 Newport Center Dr. Newport Beach, CA 92660-6307	18.14%

VIP Global Resources Fund Initial Class	Nationwide Life NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	15.12%

VIP Global Resources Fund Initial Class	Nationwide Life NWVLI-4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	10.35%

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
VIP Global Resources Fund Initial Class	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6.87%

VIP Global Resources Fund Initial Class	Midland National Life Value Attn: Variable Life Services PO Box 79907 Des Moines, IA 50325-0907	6.53%

VIP Global Resources Fund Initial Class	Jefferson National Life Insurance Company Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	6.00%

VIP Global Resources Fund Class S	Nationwide Life NWVA II c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	22.31%

VIP Global Resources Fund Class S	AXA Equitable Life SA-A c/o J.P. Morgan Worldwide Securities Services 1 Beacon St. Boston, MA 02108-3107	16.36%

VIP Global Resources Fund Class S	Pacific Life SA-A c/o Pacific Life Insurance Co. 700 Newport Center Dr. Newport Beach, CA 92660-6397	13.36%

VIP Global Resources Fund Class S	AXA Equitable Life SA 70 c/o J.P. Morgan Worldwide Securities Services 1 Beacon St. Boston, MA 02108-3107	10.08%

VIP Global Resources Fund Class S	AXA Equitable Life SA-FP c/o J.P. Morgan Worldwide Securities Services 1 Beacon St. Boston, MA 02108-3107	8.42%

VIP Global Resources Fund Class S	Lincoln Investor Advantage c/o The Lincoln National Life Insurance Co. Attn: Separate Accounts - Mailstop 5C00 1300 S Clinton Street	7.82%

VIP Global Resources Fund Class S	Nationwide Life NWVA 4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.04%

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
VIP Global Gold Fund Class S	Riversource Life Insurance Company Attn: Investment Accounting 10468 Ameriprise Financial Ctr. Minneapolis, MN 55474-0001	73.10%

VIP Global Gold Fund Class S	Jefferson National Life Insurance Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	12.90%

VIP Global Gold Fund Class S	Nationwide Life NWVA4 c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	8.28%
Control Person Ownership
As of March 31, 2021, no person owned directly or indirectly or through one or more controlled companies more than 25% of the voting securities of a Fund, except for VanEck VIP Emerging Markets Bond Fund, VanEck VIP Emerging Markets Fund and VanEck VIP Global Gold Fund. For VanEck VIP Emerging Markets Bond Fund, VanEck VIP Emerging Markets Fund and VanEck VIP Global Gold Fund, a shareholder who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because the shareholder owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED
VIP Emerging Markets Bond Fund	Nationwide Life NWVA II c/o Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	28.16%

VIP Emerging Markets Fund	Nationwide Life NWPP c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	25.27%

VIP Global Gold Fund	Riversource Life Insurance Company Attn: Investment Accounting 10468 Ameriprise Financial Ctr. Minneapolis, MN 55474-0001	73.10%

PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

POTENTIAL CONFLICTS OF INTEREST
The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage a Fund. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS
The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PURCHASE OF SHARES
The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in a Fund’s best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES
The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).
Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.
Each Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, a Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which a Fund might reasonably expect to receive for the security or asset upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Funds’ portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Funds could purchase or sell a portfolio security or other asset at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.

TAXES
This section discusses certain U.S. federal income tax issues concerning this portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their specific circumstances. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the IRS and judicial decisions in effect as of the date of this SAI. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, sale, or ownership of shares of this portfolio, in addition to the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Each Fund has elected and intends to operate in a manner that will permit it to qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) satisfy certain diversification requirements.
As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the above requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.
The Fund serves as the underlying investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of life insurance companies that may or may not be affiliated. In addition to the diversification requirements under Subchapter M of the Code, Variable Contracts are subject to more stringent diversification rules pursuant to Section 817 of the Code. Variable Contracts will lose their favorable tax treatment should the underlying investments fail to meet the diversification requirements of Section 817(h). Generally, Section 817(h) and applicable regulatory guidelines state that in order to maintain diversification requirements, a separate account, or segregated asset account, may not invest more than 55% of the value of its total assets in a single investment, no more than 70% in any two investments, no more than 80% in any three investments and not more than 90% in any four investments. For the purpose of these restrictions, multiple investments in a single issuer constitute a single investment. Each United States government agency or instrumentality, however, is treated as a separate issuer. A Fund is structured so that a segregated account investing in the Fund can satisfy these diversification requirements by taking into account a pro rata portion of each asset of the Fund, rather than treating the Fund as a single investment. If a Fund fails to qualify as a registered investment company, the Section 817 diversification requirements may not be satisfied, and the variable contracts may be adversely affected. Additionally, in order to maintain the tax deferral of a separate account, the contract holder may not be treated as having control of the underlying investments in the account.
With respect to foreign securities, foreign taxes may be imposed on these investments by the applicable foreign tax authority regardless of any tax deferred or other status granted by the Code.
The Adviser shall manage this portfolio with the intention of complying with these diversification requirements such that the variable contracts do not lose their favorable tax status. It is possible, however, that in order to comply with these tax requirements, less desirable investment decisions shall be made which may affect the investment performance of the portfolio.
Subsidiary. The VanEck VIP Global Gold Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the VanEck VIP Global Gold Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed to the Fund (deemed inclusions). Recently released Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement even if the Subsidiary does not make a distribution of such income. It is expected that all of the Subsidiary’s income will be “subpart F income.” The VanEck VIP Global Gold Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the VanEck VIP Global Gold Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.
The VanEck VIP Global Gold Fund has received a private letter ruling from the IRS that concludes that income from the Fund’s investment in a subsidiary that is structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Code. However, applicable regulations treat “Subpart F” income (which includes passive income such as income from commodity-linked derivatives) as qualifying income even if a foreign corporation, such as a Subsidiary does not make a distribution of such income. As such, the Fund will no longer need to rely upon the private letter ruling received.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which the VanEck VIP Global Gold Fund does not expect), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
Investments in Chinese Bonds
The VanEck VIP Emerging Markets Bond Fund may invest in RMB-denominated bonds issued in the PRC.
There are some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, from issuers resident in the PRC.  However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui 2018 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. The VanEck VIP Emerging Markets Bond Fund currently considers capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains.
Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and / or begin collecting WHT on gains from such investments, the VanEck VIP Emerging Markets Bond Fund could be subject to additional tax liabilities.

DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company organized as a “business trust” under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. On May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust. On May 1, 2016, Van Eck VIP Trust changed its name to VanEck VIP Trust.
The Board has authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. The Trust currently consists of four separate series: VanEck VIP Emerging Markets Bond Fund, VanEck VIP Emerging Markets Fund, VanEck VIP Global Gold Fund, and VanEck VIP Global Resources Fund.
VanEck VIP Emerging Markets Bond Fund and VanEck VIP Global Gold Fund are classified as non-diversified funds under the 1940 Act. VanEck VIP Emerging Markets Fund and VanEck VIP Global Resources Fund are classified as diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the fund’s assets, no more than 5% of its assets, and (iii) will not own more than 10% of outstanding voting securities. Each Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.
Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board, approved each Advisory Agreement and ratified the selection of the Trust’s independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund’s investment objective, policies and restrictions, which together with changes approved by the Board, resulted in the VanEck VIP Global Resources Fund as described in the Prospectus. The Board is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share

(with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Board to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust’s independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.
Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION
Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as transfer agent for the Trust.
Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for the Trust.
Counsel. Stradley Ronon Stevens and Young LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust.
FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended December 31, 2020 are incorporated by reference from the Funds’ Annual Reports to shareholders, which are available at no charge by visiting the VanEck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX A
ADVISER’S PROXY VOTING POLICIES
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser” or “VanEck”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1. Strict adherence to the Glass Lewis guidelines , or
2.The potential conflict will be disclosed to the client:
a.with a request that the client vote the proxy,
b.with a recommendation that the client engage another party to determine how the proxy should be voted or
c.if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients:
1.Notification of Availability of Information
a.Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
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2.Availability of Proxy Voting Information
At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements
1. VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.proxy statements received;
b.identifying number for the portfolio security;
c.shareholder meeting date;
d.brief identification of the matter voted on;
e.whether the vote was cast on the matter;
f.how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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GLASS LEWIS

United States Summary Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

International Proxy Paper Policy Guidelines	2

International Proxy Paper Policy Guidelines	3

ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

International Proxy Paper Policy Guidelines	4

SUMMARY OF CHANGES
Following is a summary of the significant changes to the 2021 U.S. Summary Proxy Paper Policy Guidelines:
Board Gender Diversity
We have expanded our policy on board gender diversity. Beginning in 2021, we will note as a concern boards consisting of fewer than two female directors. Our voting recommendations in 2021 will be based on our current requirement of at least one female board member; but, beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board with fewer than two female directors. For boards with six or fewer total members, our existing voting policy requiring a minimum of one female director will remain in place.
Board Tenure and Refreshment
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Additionally, we have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Peer Group Methodology
In the section titled Linking Pay with Performance, we have clarified that, in determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology, as previously announced in 2019. In forming this proprietary peer group, Glass Lewis considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.

International Proxy Paper Policy Guidelines	5

Vote Results Disclosure
For meetings held after January 1, 2021, Glass Lewis will recommend voting against the governance committee chair when a detailed record of proxy voting results from the last annual meeting has not been disclosed.

International Proxy Paper Policy Guidelines	6

I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

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•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.
•The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.
•The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.
•The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.
•The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•CFO who presently sits on the board.
•Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

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Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Beginning in 2021, Glass Lewis will note as a concern boards consisting of fewer than two female directors. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board that has fewer than two female directors. For boards with six or fewer total directors, our existing voting policy requiring a minimum of one female director will remain in place. We may extend this recommendation to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.

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Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

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Beginning in 2021, Glass Lewis will note as a concern when boards of companies in the S&P 500 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of a company in the aforementioned index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate

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governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:
•The adoption of anti-takeover provisions such as a poison pill or classified board;
•Supermajority vote requirements to amend governing documents;
•The presence of exclusive forum or fee-shifting provisions;
•Whether shareholders can call special meetings or act by written consent;
•The voting standard provided for the election of directors;
•The ability of shareholders to remove directors without cause;
•The presence of evergreen provisions in the Company’s equity compensation arrangements; and
•The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
2.We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

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II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:
•Companies should seek additional shares only when needed.
•The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•The expected annual cost of the plan should be proportional to the value of the business.
•The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•Plans should not permit re-pricing of stock options.
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•Officers and board members do not participate in the program.
•The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

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Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

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Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.

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Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.Stock split
2.Shareholder defenses
3.Financing for acquisitions
4.Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

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Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal.
For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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GLASS LEWIS

International Policy Guidelines

An Overview of Glass Lewis' Approach to Proxy Advice

January 2021

www.glasslewis.com

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ABOUT GLASS LEWIS
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

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SUMMARY OF CHANGES
2021 International Proxy Paper Guidelines

Following is a summary of the significant changes to the 2021 International Proxy Paper Policy Guidelines:
Board Diversity
We have updated these guidelines to note that we expect companies listed on a blue-chip index in major global markets to have at least one woman on the board, and that we apply a higher standard where applicable.
Virtual Meetings
We have updated these guidelines to account for the growth of virtual shareholder meetings across the globe. Glass Lewis supports the facilitation of virtual attendance by shareholders at the general meeting. However, we may recommend against members of the governance committee (or other appropriate directors or proposals) in egregious cases where a company holds a virtual-only shareholder meeting and provides inadequate disclosure on if, how and when shareholders can participate or ask questions.
Environmental, Social & Risk Oversight
We have updated these guidelines to clarify that Glass Lewis will note a concern when a company listed on a blue-chip index in major global markets fails to clearly identify a mechanism for board-level oversight of environmental and social issues. In 2022, we will generally recommend voting against the governance chair of a board who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Refreshment
We have updated these guidelines to specify that where a board applies age or term limits, we generally expect these to be applied to all members equally. Where a board waives the limit for an individual without a compelling rationale, we will consider recommending against the chair of the nominating committee.

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INTRODUCTION
These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

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I. ELECTION OF DIRECTORS

Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

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Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards.

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Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards. We consider the diversity of gender, backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. We expect boards of companies listed on blue chip indices in major global markets (Australia, Canada, Europe, Japan, United Kingdom and United States), to comprise at least one female director. We apply a higher standard where best practice recommendations or listing regulations set a higher target.
Environmental and Social Risk Oversight
Glass Lewis recognises the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible. Beginning in 2021, Glass Lewis will note as a concern when boards of companies listed on a major blue-chip index in key global markets do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of these boards which fail to provide explicit disclosure concerning the board’s role in overseeing these issues.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness

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to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.
Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.
We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Glass Lewis unequivocally supports companies facilitating the virtual participation of shareholders in general meetings. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only shareholder meetings can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, we expect companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)iv) Technical support that is available to shareholders prior to and during the meeting. In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, we will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). We will always take into account emerging local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.

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Anti-Takeover Measures
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to

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issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.
We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues, to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal. This could include a vote against the ratification of board or management acts in the prior year, where applicable, or the re-election of directors.
For a detailed review of our policies concerning remuneration, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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CONNECT WITH US
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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis’ country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis’ website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis’ country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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VANECK VIP TRUST
PART C
OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)    (1) Master Trust Agreement and Amendments.(13)

(2) Amendment No. 23 to Amended and Restated Master Trust Agreement, filed herewith.

(3) Amendment No. 24 to the Amended and Restated Master Trust Agreement, filed herewith.

(b)    Amended and Restated By-Laws of Registrant.(11)

(c)    (1) Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Master Trust Agreement, as amended, and Article 9 of the Registrant’s Amended and Restated By-Laws, both of which are incorporated by reference above.

    (2) Form of certificate of shares of beneficial interest of VanEck VIP Global Resources Fund (formerly, VanEck VIP Global Hard Assets Fund).(1)

(d)     (1) (i) Investment Advisory Agreement with respect to VanEck VIP Global Resources Fund (formerly, VanEck VIP Global Hard Assets Fund), VanEck VIP Emerging Markets Fund and VanEck VIP Emerging Markets Bond Fund (formerly, VanEck VIP Unconstrained Emerging Markets Bond Fund).(13)

(ii) Investment Advisory Agreement with respect to VanEck VIP Global Gold Fund.(9)

(iii) Investment Advisory Agreement with respect to VanEck VIP Long/Short Equity Index Fund.(10)

(e)    (1) (i) Distribution Agreement with respect to VanEck VIP Global Resources Fund (formerly, VanEck VIP Global Hard Assets Fund) and VanEck VIP Emerging Markets Bond Fund (formerly, VanEck VIP Unconstrained Emerging Markets Bond Fund).(1)

    (ii) Letter Agreement adding VanEck VIP Emerging Markets Fund (formerly, Worldwide Emerging Markets Fund).(3)

(iii) Letter Agreement adding VanEck VIP Global Gold Fund.(9)

(iv) Letter Agreement adding VanEck VIP Long/Short Equity Index Fund.(1)

(2) Form of Fund Participation Agreement.(1)

(f)    Not Applicable.

(g)    Custodian Agreement.(2)

(h)    (1) Shareholder Services Agreement with CNA.(4)

(2) Form of Trustee Indemnification Agreement.(6)

(3) Form of Participation Agreement with Unaffiliated Fund Complexes.(7)

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(4) Accounting and Administrative Services Agreement with respect to VanEck VIP Global Gold Fund.(9)

(i)    (1) Opinion and Consent of Counsel.(5)

(2) Opinion and Consent of Counsel with respect to VanEck VIP Global Gold Fund.(9)

(3) Opinion and Consent of Counsel with respect to VanEck VIP Long/Short Equity Index Fund.(10)

(j)    (1) Consent of Stradley Ronon Stevens & Young LLP, filed herewith.

(2) Consent of Independent Registered Public Accounting Firm, filed herewith.

(3) Powers of Attorney. (12)

(k)     Not Applicable.

(l)     Subscription Agreements for Registrant’s initial series, VanEck VIP Global Resources Fund (formerly, VanEck VIP Global Hard Assets Fund) and VanEck VIP Emerging Markets Bond Fund (formerly, VanEck VIP Unconstrained Emerging Markets Bond Fund).(1)

(m)    Form of Plan of Distribution Pursuant to Rule 12b-1 for Class S Shares.(11)

(n)    Multiple Class Plan pursuant to Rule 18f-3.(8)

(o)    Reserved.

(p)    (1) Code of Ethics of the Registrant.(13)

(2) Code of Ethics of Registrant’s Investment Adviser and Principal Underwriter.(13)

(1) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 1, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 6, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 30, 2004.

(4) Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed February 25, 2005.

(5) Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed September 23, 2005.

(6) Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 13, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed February 15, 2008.

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(8) Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 17, 2009.

(9) Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 19, 2013.

(10) Incorporated by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed September 12, 2014.

(11) Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 033-13019 and 811-05083, filed April 25, 2016.

(12) Incorporated by reference to Post-Effective Amendment No. 85 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed April 24, 2019.

(13) Incorporated by reference to Post-Effective Amendment No. 87 to the Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed April 28, 2020.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

VanEck VIP Global Gold Fund, a separate series of the Registrant, wholly owns and controls the VIP Gold Series Fund Subsidiary (the “GG Subsidiary”), a company organized under the laws of the Cayman Islands. The GG Subsidiary’s financial statements will be included, on a consolidated basis, in VanEck VIP Global Gold Fund’s annual and semi-annual reports to shareholders.

ITEM 30. INDEMNIFICATION.

Reference is made to the Master Trust Agreement of the Registrant, as amended, each Advisory Agreement, each Sub-Advisory Agreement (if any), the Distribution Agreement, and the Custodian Agreement.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Master Trust Agreement, by clarifying the scope of certain terms of the Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a trustee as a witness and selection of counsel.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than
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the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption “Management of the Fund” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in its Form ADV filed with the SEC (File No. 801-21340), both of which are incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of VanEck Funds and VanEck Vectors ETF Trust.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation. The principal business address for each director and officer of Van Eck Securities Corporation is 666 Third Avenue, 9th Floor, New York, New York 10017.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Matthew A. Babinsky	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Kristen Capuano	Managing Director, Head of Marketing and Product Strategy	N/A
Laura Hamilton	Assistant Vice President	Vice President
Brendan Gundersen	Managing Director, Head of Institutional Sales	N/A
Richard Potocki	Managing Director, Head of US Distribution	N/A
Matthew Bartlett	Manager, Internal Sales Desk	N/A
Laura Martinez	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Lee Rappaport	Vice President, Chief Financial Officer and Treasurer	N/A
Jonathan R. Simon	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Bruce J. Smith	Director	N/A
F. Michael Gozzillo	Chief Compliance Officer	Chief Compliance Officer
Jan F. van Eck	Director, President and Chief Executive Officer	Chief Executive Officer, President and Trustee

(c) Not Applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
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The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

All other records are maintained at the offices of the Registrant at 666 Third Avenue, 9th Floor, New York, New York 10017.

ITEM 34. MANAGEMENT SERVICES.

None

ITEM 35. UNDERTAKINGS.

Not applicable.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa and State of Florida on the 28th day of April, 2021.
VANECK VIP TRUST

By:    /s/ Jonathan R. Simon
Name:    Jonathan R. Simon
Title:     Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Jan F. van Eck* Jan F. van Eck	Chief Executive Officer, President and Trustee	April 28, 2021
/s/ John J. Crimmins* John J. Crimmins	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	April 28, 2021
/s/ Jane DiRenzo Pigott* Jane DiRenzo Pigott	Trustee	April 28, 2021
/s/ Jon Lukomnik* Jon Lukomnik	Trustee	April 28, 2021
/s/ R. Alastair Short* R. Alastair Short	Trustee	April 28, 2021
/s/ Richard D. Stamberger* Richard D. Stamberger	Trustee	April 28, 2021
/s/ Robert L. Stelzl* Robert L. Stelzl	Trustee	April 28, 2021

*By:    /s/ Jonathan R. Simon
    Jonathan R. Simon
    Attorney-In-Fact
    April 28, 2021

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EXHIBIT INDEX

(a)(2)        Amendment No. 23 to Master Trust Agreement.

(a)(3)        Amendment No. 24 to Master Trust Agreement.

(j)(1)    Consent of Stradley Ronon Stevens & Young LLP.
(j)(2)    Consent of Independent Registered Public Accounting Firm.

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